F o r  T a x-E x e m p t  I n c o m e


  Delaware Minnesota
Municipal Bond Funds

(various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

goals

  1999
Annual
Report


Delaware Tax-Free Minnesota Fund

Delaware Minnesota Insured Fund

Delaware Tax-Free Minnesota Intermediate Fund

Delaware Minnesota High-Yield Municipal Bond Fund

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

tradition

(photo of computer keyboard)

(photo of illustration
from Tax-Exempt income brochure)


A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals reach their financial goals through a full range of investment opportunities that includes municipal bond mutual funds.
   Headquartered in Philadelphia with an international affiliate in London, the Delaware organization is one of the nation's leading municipal bond fund managers.
   Delaware Investments manages approximately $47 billion in mutual fund assets and institutional advisory accounts. We offer a wide variety of tax-advantaged equity and fixed-income investments, retirement plan accounts, IRAs, investment accounts for single and multi-manager variable annuities and closed-end funds.

Delaware's Tax-Advantaged Investment Lineup
o Tax-Efficient Equity Fund
o Municipal bond funds in 15 states
o Four national tax-exempt bond funds
o Tax-Free Money Fund

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Fund Objectives

DELAWARE TAX-FREE MINNESOTA FUND AND
DELAWARE MINNESOTA INSURED FUND
To seek as high a level of current income exempt from federal income tax and Minnesota state personal income tax as is consistent with preservation of capital.

DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND
To provide investors with preservation of capital and, as a secondary objective, current income exempt from federal income tax and Minnesota state personal income tax.

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
To seek a high level of current income exempt from federal income tax and Minnesota state personal income tax by investing primarily in a portfolio of medium and lower grade municipal bonds.

Table of Contents

  Letter to Shareholders                                     Page 1
  Portfolio Manager's Review                                 Page 4
    Delaware Tax-Free Minnesota Fund                         Page 5
    Delaware Minnesota Insured Fund                          Page 6
    Delaware Tax-Free Minnesota Intermediate Fund            Page 6
    Delaware Minnesota High-Yield Municipal Bond Fund        Page 7
  Outlook                                                    Page 8
  Statements of Net Assets                                   Page 14
  Financial Highlights                                       Page 30

September 7, 1999

                                                                  for tax-exempt
                                                                      income

                                                                         1

Dear Shareholder:

Fiscal 1999 was a challenging year
for both taxable and tax-exempt fixed-income investors. Just before our fiscal year began in August 1998, debt problems in Russia and Brazil, along with ongoing concerns about recessions in Asia, created strong worldwide demand for U.S. Treasury bonds. Demand for Treasuries during times of extreme market turbulence is often referred to as "a flight to quality."
   Early in the fall, slower corporate earnings growth also fueled demand for the relative safety of U.S. government debt. Prices for long-term Treasury bonds rose, pushing yields lower. As prices for U.S. Treasury bonds moved higher, municipal bonds seemed to offer exceptional value compared to Treasuries. Later in the fall, as demand for Treasuries reversed, an abundant supply of municipal bonds was met with relatively stable demand.
   As winter approached, three Federal Reserve interest rate cuts helped to restore investors' confidence in the U.S. economy and reduce concerns over global recession. This set the stage for the significant stock market recovery that started in the fourth quarter of 1998 and through our fiscal year. In the spring of 1999, the Dow Jones Industrial Average closed above both the 10,000 and 11,000 marks for the first time.
   During the spring and summer, fixed-income investments took second billing to equities. The performance of Treasury bonds suffered through June, as strength in the domestic economy reduced demand for "safe haven"

WE ARE PLEASED THAT TOTAL RETURNS FOR ALL FOUR OF OUR MINNESOTA MUNICIPAL BOND FUNDS OUTPERFORMED THEIR RESPECTIVE LIPPER PEER GROUPS.

 ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
                                                                          One Year Ended
                                                                         August 31, 1999
-----------------------------------------------------------------------------------------
 Delaware Tax-Free Minnesota Fund A Class                                     -1.06%
 Delaware Minnesota Insured Fund A Class                                      -0.17%
 Lipper Minnesota Municipal Debt Fund Average (47 funds)                      -2.70%
-----------------------------------------------------------------------------------------
 Delaware Tax-Free Minnesota Intermediate Fund A Class                        -0.14%
 Lipper Other States Intermediate Municipal Debt Fund Average (80 funds)      -1.26%
-----------------------------------------------------------------------------------------
 Delaware Minnesota High-Yield Municipal Bond Fund A Class                    -0.27%
 Lipper High-Yield Municipal Debt Fund Average (54 funds)                     -1.80%
-----------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index                                         +0.50%
 Lehman Brothers Insured Municipal Bond Index                                 -0.29%
 Lehman Brothers Five-Year Municipal Bond Index                               +2.22%
-----------------------------------------------------------------------------------------

 All performance shown above is at net asset value and assumes reinvestment of distributions. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives. The unmanaged Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Complete performance information for all funds can be found on pages 10 through 13.

for tax-exempt
   income

     2

investments. Municipal bonds weren't such a clear value as they appeared in spring 1998 when yields on Treasury bonds and municipal bonds were nearly identical; however, in our view tax-free bonds remained attractive compared to Treasury securities in early summer. The interest income you receive from investing in municipal bonds is free from federal income taxes. Some income may be subject to the alternative minimum tax (AMT) for investors who are subject to that tax. The AMT is a federal tax designed to ensure that wealthy individuals and corporations pay at least some income tax. In most states, interest received from securities issued by government units within the state is also exempt from state and local taxes.
   On June 30, 1999, the Federal Reserve Board raised the Fed Funds rate, its target rate for overnight loans between banks, by a quarter of a percentage point, citing the potential for inflationary concerns. The Treasury market improved as a result, posting solid gains into the first week of July. Although they have some important differences, municipal bonds typically move in sympathy with Treasuries, and the muni market improved during this time period as well. Even U.S. equity indexes hit new records following the rate increase.
(Source: Bloomberg.)
   On August 24, 1999, the Federal Reserve again raised interest rates by a quarter of a percentage point, the second increase in less than two months, saying the action should help avert inflation while allowing the nation's long economic expansion to continue. The Dow Jones Industrial Average reacted favorably to the interest rate increase, reaching an all-time high of 11,326 on August 25, 1999. (Source: Bloomberg.)
   Municipal bonds weathered the volatility in the fixed-income arena better than Treasuries this past year. The 30-year U.S. Treasury bond yield stood at 6.21%, while 30-year AAA-rated general obligation municipal bonds closed at 5.52% on August 31, 1999. In essence, municipal general obligation bonds were yielding 89% of what Treasuries were yielding before tax. (Source: Bloomberg.) Municipal bonds provide even better yield after taxes are taken into account; the interest income from municipal bonds is free from federal taxes.

discipline
                                                                  for tax-exempt
                                                                      income

                                                                         3

   Despite increasing yields, municipal bonds, like most fixed instruments, did not deliver exceptional total return for the fiscal year ending August 31. Delaware's Minnesota Municipal Bond Funds were no exception--all four Funds were slightly down for the fiscal year. We are, however, very pleased that total returns for our four Minnesota Municipal Bond Funds outpaced the returns of their respective Lipper peer groups.
   Please see the Portfolio Manager's Review for a discussion of individual fund performance.
   Looking forward, we believe taxable and tax-exempt bonds may remain in the shadow of stocks as long as economic growth and the roaring bull market continue in 1999. However, we still believe fixed-income investments play a vital role in well-balanced portfolios. Tax-exempt municipal bonds, which your Funds hold, remain especially popular with investors for good reason. They offer a wide range of benefits, including:

o Attractive current income free from federal, state and local taxes*
o Relatively dependable income potential
o Wide range of choices, investment quality, maturity and type of bond to fit in with your investment objectives.

   In the pages that follow, your Fund's portfolio manager, Elizabeth H. Howell, reviews the positioning of your municipal bond funds and provides an outlook for the remainder of the year.
   We thank you for your continued commitment during a difficult year for fixed-income investors. We also appreciate your confidence in Delaware Investments.

Sincerely,


/s/ Wayne A. Stork
------------------------------------
Wayne A. Stork
Chairman
Delaware Investments Family of Funds

/s/ David K. Downes
------------------------------------
David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds


* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

for tax-exempt
   income

     4

Portfolio Manager's Review

Elizabeth H. Howell
Vice President and Senior Portfolio Manager

September 7, 1999

OVERVIEW
In late summer and fall of 1998, state and local governments issued municipal bonds at near-record levels, led by education, transportation and health care issues. New U.S. municipal bond issuance reached $285 billion in 1998, second only to the record $292 billion sold in 1993. (Source: The Bond Buyer.)
   This provided us with ample opportunities to select bonds with solid credit ratings, high current income potential and the possibility of price appreciation. The large municipal bond supply, however, slightly exceeded investor demand, which temporarily stifled price gains. This led to disappointing returns in early 1999.
   New bond issuance cooled off considerably over the first three months of 1999, then picked up again. This higher supply was sustained throughout the summer. Still, total supply to date in the state of Minnesota from January through August 31, 1999 was down considerably from the same period in fiscal 1998. Mild demand for municipal bonds in the summer kept prices in check, which meant these securities continued to offer good values relative to Treasury bonds.
   Prices of most fixed-income securities declined this past year as the stock market grabbed the headlines. Municipal bonds were no exception. Despite a difficult year, the municipal bond market began gaining luster late in the summer as the yield gap between municipal bonds and Treasury securities narrowed.
   Less than two weeks after the Federal Reserve raised its Federal Funds target rate a second time on August 24 (by 0.25%), high-quality municipal bonds were still looking extraordinarily attractive in our

DESPITE A DIFFICULT YEAR, THE MUNICIPAL BOND MARKET BEGAN GAINING LUSTER LATE IN THE SUMMER AS THE YIELD GAP BETWEEN MUNICIPAL BONDS AND TREASURY SECURITIES NARROWED.

market
   overview

[photo of computer keyboard]
                                                                  for tax-exempt
                                                                      income

                                                                         5
[photo of globes]

view relative to Treasury bonds. As of August 31, 1999, municipal bond investors were giving up very little yield in return for freedom from certain taxes.
   A couple of factors are at play in the improving municipal market:

o Treasury bond supply has been steadily tapering off this past spring and summer, pushing prices higher. This made Treasuries relatively more expensive compared to municipal bonds. For nearly two decades, the government securities market has grown exponentially. The government relied upon Treasuries to help it finance the nation's $5.5 trillion in debt. Now, with a back-to-back budget surplus occurring for the first time since 1956 and 1957, Treasury bonds are becoming relatively scarce. (Source: Bloomberg.)
o Moreover, a robust U.S. economy has improved the credit quality of many municipal bond jurisdictions, so default risk for high-quality municipal bonds is relatively low.

   In our view, the single biggest factor weighing down municipal bonds now is the bull market in stocks. Against annual double-digit gains in the stock market, the yield on municipals tends to look undersized.

DELAWARE TAX-FREE
MINNESOTA FUND
Delaware Tax-Free Minnesota Fund had a total return of -1.06% (Class A shares at net asset value with distributions reinvested) for the one-year period ended August 31, 1999.
   Although this return was slightly negative for the year, we succeeded in preserving capital to a greater degree than the average fund in the Lipper Minnesota Municipal Debt Fund category.
   We selected bonds for Delaware Tax-Free Minnesota Fund which we believed had the potential to improve total return for the portfolio and provide a competitive income stream. The majority of the Fund's assets were invested in high-quality health care, housing and power authority issues.
   Within these categories, we focused on new bonds with strong credit ratings that were selling for less than their face value. In fact, none of our bonds experienced any credit difficulties during this period. We also sought bonds with at least 10 years of call protection. This helped protect the Fund from the possibility that bond issuers would pay off their loans early due to falling interest rates. If bonds are paid off when interest rates fall, we would have to reinvest the money at lower interest rates.
   As of August 31, 1999, Delaware Tax-Free Minnesota Fund's average effective tax-free
minnesota
for tax-exempt
   income

     6

duration was 8.4 years, almost six months longer than the average duration of its Lipper peer group. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. Our longer than average duration allowed us to take advantage of the higher yields offered by longer term securities.

DELAWARE MINNESOTA
INSURED FUND
Delaware Minnesota Insured Fund had a total return of -0.17% (Class A Shares at net asset value with distributions reinvested) for the one-year period ended August 31, 1999. We succeeded in preserving capital to a greater degree than the Fund's peer group which delivered a -2.70% average return for the same one-year period.
   In fiscal 1999, more than 50% of all new municipal issues carried insurance according to Securities Data Corporation, up from 23% of all new municipal issues in fiscal 1998. This demonstrates growing demand for the added security of insured municipal bonds. The bonds in Delaware Minnesota Insured Fund's portfolio are protected by private insurance, which guarantees the timely payment of principal and interest.
   Over the last year, 35% of the Fund's holdings were invested in pre-refunded bonds. Issuers often pre-refund their bonds when interest rates are low in order to reduce their interest costs. Pre-refunded bonds help the Fund because:

o The credit quality increases. Pre-refunded bonds are backed by investments in U.S. government bonds, which are held in a separate escrow account.
o The price increases because the bond will be paid off at the first call option.
o In general, prices for these bonds are less sensitive to interest rate fluctuations.

   In most cases, once a bond is pre-refunded we continue to hold it. This normally allows the Fund to collect an attractive level of current income and benefit from better protection of principal. Pre-refunded bonds performed especially well during the rising interest rate environment we've experienced the last six months.

DELAWARE TAX-FREE MINNESOTA
INTERMEDIATE FUND
Delaware Tax-Free Minnesota Intermediate Fund provided a total return of -0.14% (Class A shares at net asset value with distributions reinvested) for the one-year period ended minnesota
     insured
                                                                  for tax-exempt
                                                                      income

                                                                         7

August 31, 1999. The Fund modestly outperformed a peer group of municipal bond funds from a variety of states that invest in intermediate length securities.
   This outperformance can be partially explained by the Fund's average effective duration. As of August 31, 1999, Delaware Tax-Free Minnesota Intermediate Fund's duration was positioned at 6.1 years, slightly longer than the average of the Lipper universe of single state intermediate funds. The Fund's performance was also enhanced by positions in non-rated bonds and pre-refunded bonds (approximately 34% of the Fund's total assets).
   Our secondary goal for Delaware Tax-Free Minnesota Intermediate Fund is a high tax-free dividend. We believe that intermediate-term bonds in Minnesota help us achieve this goal by offering an attractive balance between the reduced price volatility of short-term bonds and higher income potential of longer bonds.
   As with our three other Minnesota funds, we attempted to minimize capital gains for Delaware Tax-Free Minnesota Intermediate Fund by holding onto bonds that appreciated in value. Our low-turnover approach to investing helped limit taxable distributions to our shareholders.
   As of the end of your Fund's fiscal year, Delaware Tax-Free Minnesota Intermediate Fund was the only intermediate state fund to offer dual exempt income (free from both federal and state taxes) to Minnesota residents.

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
Delaware Minnesota High-Yield Municipal Bond Fund provided a total return of -0.27% (Class A shares at net asset value with distributions reinvested) for the year ended August 31, 1999. Although this Fund's one-year performance was negative, it did surpass the average return of other Minnesota municipal bond funds, as represented by the Lipper High-Yield Municipal Debt Fund Average. This average provided an annual return of -1.80% for the year ended August 31, 1999 and is comprised of 54 peer funds.
   Over the last year, we increased Delaware Minnesota High-Yield Municipal Bond Fund's holdings of non-rated bonds. They now represent more than 65% of the portfolio. In most cases, these bonds were issued by small, rural municipalities looking to avoid the expense of obtaining a Standard & Poor's rating.
   We rigorously research non-rated bond issues before we purchase them and continue to monitor their credit quality on a regular basis. By investing in non-rated bonds, which generally offer higher yields, we were able to generate higher income for Delaware for tax-exempt income

     8

Minnesota High-Yield Municipal Bond Fund's shareholders. The interest environment we experienced this past year favored these securities, which have the potential to deliver greater price stability than highly rated bonds.
   The duration of your Fund was 9.8 years as of August 31, 1999, slightly longer than its peer group. Shareholders also benefited from Delaware Minnesota High-Yield Municipal Bond Fund's tax-efficient portfolio management. In fiscal 1999, we held onto our appreciated bonds and paid no capital gains.

OUTLOOK
The U.S. seems to be the engine of growth for the entire world at this time. We believe strong forward momentum for the U.S. economy is likely to result in solid growth (about 3% annually) for the remainder of this year.
   We also believe the Federal Reserve's two rate increases represented fine-tuning rather than fundamental changes in policy. Both actions were made by the central bank in an apparent attempt to avert inflation while allowing the nation's long economic expansion to continue.

REGARDLESS OF MARKET CONDITIONS, MUNICIPAL BOND FUNDS HAVE THE POTENTIAL TO OFFER VALUABLE ASSET ALLOCATION BENEFITS WITHOUT ADDING TO TAXABLE INVESTMENT INCOME.

 PORTFOLIO HIGHLIGHTS

------------------------------------------------------------------------------------------------
 August 31, 1999
                                                                    Delaware        Delaware
                                      Delaware        Delaware      Tax-Free        Minnesota
                                      Tax-Free       Minnesota     Minnesota       High-Yield
                                     Minnesota        Insured     Intermediate      Municipal
                                        Fund            Fund          Fund          Bond Fund
------------------------------------------------------------------------------------------------
 Average Duration                    8.4 years       6.8 years      6.1 years       9.8 years
 Average Effective Maturity*        11.7 years       9.7 years      8.5 years      18.2 years
 Average Maturity**                 20.1 years      18.1 years     12.6 years      23.9 years
 Alternative Minimum Tax***             None          21.6%           None           10.5%
------------------------------------------------------------------------------------------------
 Current 30-Day SEC Yield+
 Class A                           4.53% (4.53%)  4.15% (4.15%)   4.23% (4.23%)   5.32% (4.94%)
 Class B                           3.95% (3.95%)  3.57% (3.57%)   3.49% (3.49%)   4.77% (4.38%)
 Class C                           3.94% (3.94%)  3.56% (3.56%)   3.49% (3.49%)   4.77% (4.38%)
------------------------------------------------------------------------------------------------

   *Average effective maturity takes into consideration all prepayments, puts and adjustable coupons.
  **Average maturity is the stated maturity on the bond and does not take into account any prepayments.
 ***Percentage of income generated for the year ended August 31, 1999 that was subject to the federal alternative minimum tax.
   +Calculated according to Securities and Exchange Commission guidelines. An expense limitation for each Fund was in effect for the period shown. Some yields would have been lower without the limitation. Yields prior to expense limitation are shown in parentheses.

                                                                  for tax-exempt
                                                                      income

                                                                         9

   Having now taken back two of last fall's three rate cuts, the Fed did leave open the possibility that it could raise rates a third time this year. We believe they would do so if economic data showed inflationary pressure in the form of a sharp decline in unemployment, further big wage increases or a substantial rise in the Consumer Price Index, an index that tracks U.S. inflationary levels in percentage points.
   In the coming year, we think that municipal bond prices have the potential to rise. Because municipal bonds are generally not subject to the ebb and flow of foreign demand, like Treasuries, they have been far more stable the last two years. According to Bloomberg, over the last two years as of August 31, the price of 10-year Treasuries were three times as volatile as municipal bond prices based on standard deviation. We believe more investors will flock to municipal bonds in the months ahead and drive up demand.
   If prices rise, state municipal bond mutual funds, such as any of our four Delaware Minnesota Municipal Bond Funds, have the potential to rise in value. We see the possibility of attractive capital appreciation considering that municipal prices would have to rise significantly in order to push their yields down to historical 85% yield levels as compared to Treasuries.
   If U.S. economic growth slows modestly for the remainder of 1999, the Federal Reserve is less likely to raise short-term rates. Bonds will likely breathe a sigh of relief and long-term interest rates could fall. From an economic perspective, we believe inflation remains tame. Municipal bonds, at their reasonable current prices, should offer investors excellent value in the remainder of 1999.
   Regardless of market conditions, municipal bond funds have the potential to offer valuable asset allocation benefits without adding to taxable investment income. In our view, investors seeking to diversify their portfolios with less volatile investments will find attractive opportunities in municipal bonds and municipal bond funds.

REGARDLESS OF MARKET CONDITIONS, MUNICIPAL BOND FUNDS HAVE THE POTENTIAL TO OFFER VALUABLE ASSET ALLOCATION BENEFITS WITHOUT ADDING TO TAXABLE INVESTMENT INCOME.

outlook
for tax-exempt
   income

     10

Performance Summary
DELAWARE TAX-FREE MINNESOTA FUND'S
LONG-TERM PERFORMANCE
Growth of a $10,000 Investment
August 31, 1989 to August 31, 1999
--------------------------------------------------------------------------------

                                         Aug-89  Aug-90  Aug-91  Aug-92  Aug-93  Aug-94  Aug-95   Aug-96   Aug-97   Aug-98   Aug-99
Lehman Brothers Municipal Bond Index     $10,000 $10,643 $11,898 $13,197 $14,840 $14,861 $16,179  $17,026  $18,600  $20,208  $20,319
Lipper Minnesota Municipal Debt Fund
  Average (12 funds)                     $10,000 $10,518 $11,633 $12,791 $14,248 $14,268 $15,282  $16,021  $17,348  $18,773  $18,671
Delaware Tax-Free Minnesota Fund A Class $ 9,622 $10,126 $11,181 $12,360 $13,804 $13,755 $14,714  $15,523  $16,956  $18,442  $18,244

Chart assumes $10,000 investment on August 31, 1989, and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. The Lipper Average represents a peer group of municipal bond mutual funds from Minnesota. The unmanaged Lehman Brothers Municipal Bond Index is comprised of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.

 DELAWARE TAX-FREE MINNESOTA FUND PERFORMANCE
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                Lifetime    Ten Years    Five Years    One Year
 Class A (Est. 2/27/84)
    Excluding Sales Charge       +8.29%       +6.61%       +5.80%       -1.06%
    Including Sales Charge       +8.02%       +6.20%       +4.99%       -4.79%
--------------------------------------------------------------------------------
 Class B (Est. 8/11/95)
    Excluding Sales Charge       +5.26%                                 -1.74%
    Including Sales Charge       +4.88%                                 -5.50%
--------------------------------------------------------------------------------
 Class C (Est. 5/4/94)
    Excluding Sales Charge       +5.04%                    +5.04%       -1.80%
    Including Sales Charge       +5.04%                    +5.04%       -2.74%

 Performance for all Classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

 Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
 Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                  for tax-exempt
                                                                      income

                                                                        11

DELAWARE MINNESOTA INSURED FUND'S
LONG-TERM PERFORMANCE

------------------------------------------------------------------------------------------------------------------------------------
Growth of a $10,000 Investment
August 31, 1989 to August 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                         Aug-89  Aug-90  Aug-91  Aug-92  Aug-93  Aug-94  Aug-95   Aug-96   Aug-97   Aug-98   Aug-99
Lehman Brothers Municipal Bond Index     $10,000 $10,643 $11,898 $13,197 $14,840 $14,861 $16,179  $17,026  $18,600  $20,208  $20,319
Lipper Minnesota Municipal Debt Fund
  Average (12 funds)                     $10,000 $10,518 $11,633 $12,791 $14,246 $14,268 $15,282  $16,021  $17,348  $18,773  $18,671
Delaware Minnesota Insured Fund A Class  $ 9,623 $10,116 $10,092 $12,363 $14,145 $14,029 $15,070  $15,874  $17,187  $18,585  $18,553



Chart assumes $10,000 investment on August 31, 1989, and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. The Lipper Average represents a peer group of municipal bond mutual funds from Minnesota. The unmanaged Lehman Brothers Municipal Bond Index is comprised of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.

DELAWARE MINNESOTA INSURED FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                              Lifetime     Ten Years     Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 5/1/87)
   Excluding Sales Charge      +6.92%        +6.63%        +5.74%       -0.17%
   Including Sales Charge      +6.59%        +6.22%        +4.93%       -3.91%
--------------------------------------------------------------------------------
Class B (Est. 3/7/95)
   Excluding Sales Charge      +5.12%                                   -0.91%
   Including Sales Charge      +4.74%                                   -4.72%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge      +4.86%                      +4.95%       -0.91%
   Including Sales Charge      +4.86%                      +4.95%       -1.86%

Performance for all Classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
   income

     12

DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND'S
LONG-TERM PERFORMANCE

------------------------------------------------------------------------------------------------------------------------------------
Growth of a $10,000 Investment
August 31, 1989 to August 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                         Aug-89  Aug-90  Aug-91  Aug-92  Aug-93  Aug-94  Aug-95   Aug-96   Aug-97   Aug-98   Aug-99
Lehman Brothers Five-Year Municipal
   Bond Index                            $10,000 $10,731 $11,840 $13,038 $14,213 $14,472 $15,618  $16,196  $17,267  $18,410  $18,723
Lipper Other States Intermediate
  Municipal Debt Fund Average (29 funds) $10,000 $10,552 $11,474 $12,513 $13,535 $13,675 $14,651  $15,129  $16,153  $17,164  $17,034
Delaware Tax-Free Minnesota Intermediate
  Fund A Class                           $ 9,725 $10,310 $11,141 $12,088 $12,992 $13,201 $14,128  $14,613  $15,543  $16,521  $16,498

Chart assumes $10,000 investment on August 31, 1989, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The Lipper Average represents peer groups of municipal bond mutual funds from many states. The unmanaged Lehman Brothers Municipal Bond Index is comprised of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Brothers Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.

DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                              Lifetime     Ten Years     Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 10/27/85)
   Excluding Sales Charge      +5.69%        +5.41%        +4.52%      -0.14%
   Including Sales Charge      +5.48%        +5.12%        +3.94%      -2.93%
--------------------------------------------------------------------------------
Class B (Est. 8/15/95)
   Excluding Sales Charge      +3.36%                                  -0.98%
   Including Sales Charge      +3.36%                                  -2.89%
--------------------------------------------------------------------------------
Class C (Est. 4/30/94)
   Excluding Sales Charge      +3.75%                      +3.71%      -1.08%
   Including Sales Charge      +3.75%                      +3.71%      -2.03%

Performance for all Classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 2.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 2% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                  for tax-exempt
                                                                      income

                                                                        13

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND'S
LIFETIME PERFORMANCE

----------------------------------------------------------------------------------------------------------------------------------
Growth of a $10,000 Investment
JUNE 4, 1996 to August 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
                                                           Jun-96   Aug-96   Feb-97   Aug-97   Feb-98   Aug-98   Feb-99   Aug-99
Lipper High-Yield Municipal Debt Fund Average (36 funds)   $10,000  $10,193  $10,707  $11,193  $11,623  $12,165  $12,333  $12,203
Lehman Brothers Municipal Bond Index                       $10,000  $10,088  $10,606  $11,021  $11,575  $11,974  $12,287  $12,039
Delaware Minnesota High-Yield Municipal Bond Fund A Class  $ 9,625  $ 9,730  $10,260  $10,754  $11,421  $11,676  $12,105  $11,844


Chart assumes $10,000 investment on June 4, 1996, and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. The Lipper Average represents peer groups of municipal bond mutual funds from many states. The unmanaged Lehman Brothers Municipal Bond Index is comprised of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                              Lifetime        Three Years        One Year
--------------------------------------------------------------------------------
Class A (Est. 6/4/96)
   Excluding Sales Charge      +6.65%           +6.77%            -0.27%
   Including Sales Charge      +5.40%           +5.41%            -4.00%
--------------------------------------------------------------------------------
Class B (Est. 6/12/96)
   Excluding Sales Charge      +6.60%           +5.95%            -0.99%
   Including Sales Charge      +5.79%           +5.05%            -4.77%
--------------------------------------------------------------------------------
Class C (Est. 6/7/96)
   Excluding Sales Charge      +5.91%           +5.99%            -0.99%
   Including Sales Charge      +5.91%           +5.99%            -1.93%

Performance for all Classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

  14 for tax-exempt income

  Financial Statements

  VOYAGEUR TAX-FREE FUNDS, INC. - DELAWARE TAX-FREE MINNESOTA FUND
  STATEMENT OF NET ASSETS
  AUGUST 31, 1999
  ------------------------------------------------------------------------------
                                                         PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
                                                       -------------------------
  MUNICIPAL BONDS - 99.66%
  CONTINUING CARE/RETIREMENT REVENUE BONDS - 0.90%
  Minnesota Agriculture & Economic Development
     Board Revenue Healthcare - Benedictine
     Health Systems 5.75% 2/1/29 ....................    $1,195,000  $1,085,275
  New Hope Minnesota Housing & Health -
     Minnesota Masonic Home North Ridge Care
     Facility 5.875% 3/1/29 .........................     1,500,000   1,396,140
  Spring Park Minnesota Twin Birch Health Care
     Center (Guarantor: Presbyterian Homes of
     Minnesota) 8.25% 8/1/11 ........................       600,000     635,934
  Springfield St. John's Lutheran Home Revenue
     8.50% 11/1/19 ..................................       600,000     620,298
                                                                     ----------
                                                                      3,737,647
                                                                     ----------
  GENERAL OBLIGATION BONDS - 14.00%
  Dakota County, Capital Improvement
     Series C 4.85% 2/1/10 ..........................     1,000,000     984,710
  Farmington Independent School District
     Number 192 Capital Appreciation Series B
     (FSA) Zero Coupon 2/1/20 .......................     2,650,000     816,809
  Farmington Independent School District
     Number 192 Capital Appreciation Series B
     (FSA) Zero Coupon 2/1/21 .......................     2,500,000     727,400
  Hennepin County 5.75% 10/1/10 .....................     7,990,000   8,370,644
  Hutchinson Independent School District
     Series A (MN School District Enhanced)
     5.85% 2/1/18 ...................................     1,700,000   1,744,149
  Lakeville Independent School District #194 Capital
     Appreciation Series B (FSA) Zero Coupon
     2/1/19 .........................................     8,000,000   2,622,080
**Lakeville Independent School District #194,
     Inverse Floater (MBIA) 6.47% 2/1/15 ............     4,250,000   3,982,250
  Mahtomedi Independent School District #832
     Series B (MBIA) Zero Coupon 2/1/14 .............     1,540,000     703,611
**Minneapolis Convention Center Facilities,
     Inverse Floater 6.97% 4/1/14 ...................       850,000     862,580
**Minneapolis Sports Arena Project,
     Inverse Floater 6.33% 10/1/20 ..................     4,220,000   3,772,933
**Minneapolis Sports Arena Project,
     Inverse Floater 6.37% 4/1/14 ...................       580,000     551,476
  Minneapolis Unlimited Tax Series 1992
     6.30% 10/1/08 ..................................     1,750,000   1,852,585
**Minnesota State Inverse Floater ROLS
     6.44% 11/1/16 ..................................     4,420,000   4,013,669
**Minnesota State Inverse Floater ROLS
     6.44% 11/1/17 ..................................     1,135,000     994,578
**Minnesota State Inverse Floater ROLS
     6.44% 11/1/18 ..................................     1,145,000     996,448
  Minnetonka Independent School District #276
     (FSA) 5.75% 2/1/22 .............................     4,550,000   4,628,579

                                                         PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
                                                       -------------------------
  MUNICIPAL BONDS (CONTINUED)
  GENERAL OBLIGATION BONDS (CONTINUED)
**North St. Paul Maplewood Independent School
    District #622, Inverse Floater 6.42% 2/1/20 ...     $2,250,000 $ 2,005,222
  Puerto Rico Commonwealth Public Improvement
    4.50% 7/1/23 ..................................      1,000,000     829,810
  Puerto Rico Commonwealth Public Improvement
    5.25% 7/1/18 ..................................      1,250,000   1,219,262
  Rochester Tax Increment 6.50% 12/1/04 ...........      1,000,000   1,006,040
**Rosemount - Apple Valley Independent School
    District #196 Inverse Floater (FSA)
    7.92% 4/1/15 ..................................      4,000,000   4,205,440
  Rosemount Independent School District #196 (FSA)
    Zero Coupon 4/1/12 ............................      1,850,000     939,541
  Rosemount Independent School District #196 (FSA)
    Zero Coupon 4/1/13 ............................      1,915,000     921,555
**Rosemount Independent School District #196,
    Inverse Floater 5.875% 4/1/15 .................      1,375,000   1,432,296
  Rosemount Independent School District #196
    Series B (FSA) Zero Coupon 4/1/11 .............      2,600,000   1,404,572
  Sartell Independent School District #748 (MBIA)
    Zero Coupon 2/1/13 ............................        540,000     262,208
  Sartell Independent School District #748 (MBIA)
    Zero Coupon 2/1/15 ............................      1,075,000     461,702
  Sartell Independent School District #748 (MBIA)
    Zero Coupon 2/1/16 ............................      1,750,000     705,845
  Sartell Independent School District #748 (MBIA)
    Zero Coupon 2/1/17 ............................      1,600,000     605,456
**Spring Lake Park Independent School District #16,
    Inverse Floater (MBIA) 6.57% 2/1/17 ...........      1,000,000     956,530
  St. Paul Minnesota Tax Increment - Block 39
    Project A 4.75% 2/1/25 ........................      2,000,000   1,710,720
  Washington County Ref, Series 92A
    5.90% 2/1/10 ..................................      1,680,000   1,724,990
                                                                   -----------
                                                                    58,015,690
                                                                   -----------
  HIGHER EDUCATION REVENUE BONDS - 4.74%
  Minnesota Higher Education Augsburg College Series
   4F1 6.25% 5/1/23 ...............................      1,000,000   1,009,870
  Minnesota Higher Education Facilities Revenue
   Hamline University 6.00% 10/1/12 ...............      1,250,000   1,270,075
  Minnesota Higher Education Facilities Revenue
   Hamline University 6.00% 10/1/16 ...............      1,790,000   1,795,012
  Minnesota Higher Education for Carleton College
   5.75% 11/1/12 ..................................      4,000,000   4,101,840
  Minnesota Higher Education St. Benedict's College
   6.20% 3/1/16 ...................................      1,000,000   1,021,390
  Minnesota Higher Education St. Thomas University
   Series R2 5.60% 9/1/14 .........................      1,000,000   1,008,600
  University of Minnesota Series A 5.50% 7/1/21 ...      9,500,000   9,439,485
                                                                   -----------
                                                                    19,646,272
                                                                   -----------

  DELAWARE TAX-FREE MINNESOTA FUND
  STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL    MARKET
                                                           AMOUNT     VALUE
                                                      --------------------------
  MUNICIPAL BONDS (CONTINUED)
  HOSPITAL REVENUE BONDS - 19.54%
  Bemidji Hospital Facilities Revenue for North County
     Health 6.05% 9/1/16 .............................  $   600,000 $   613,278
  Bemidji Hospital Facilities Revenue for North County
     Health 6.05% 9/1/24 .............................    1,825,000   1,836,826
  Brainerd Benedictine Health Care Systems for
     St. Joseph's Hospital (Connie Lee)
     6.00% 2/15/12 ...................................    2,250,000   2,364,952
  Duluth Economic Development Authority Benedictine
     for St. Luke's Hospital (Connie Lee)
     6.40% 5/1/18 ....................................    3,295,000   3,461,068
  Duluth Economic Development Authority St. Luke's
     Hospital (Connie Lee) 6.00% 2/15/20 .............    9,450,000   9,651,757
  Little Canada Health Care 1992 (Presbyterian
     Homes Guaranteed) 7.25% 7/1/12 ..................    1,000,000   1,036,210
  Minneapolis Fairview Hospital Series 91B (MBIA)
     6.50% 1/1/11 ....................................    3,000,000   3,164,550
**Minneapolis/St. Paul Housing & Redevelopment
     Authority Children's Hospital Healthcare, Inverse
     Floater 7.07% 8/15/25 ...........................    6,500,000   6,125,730
  Minneapolis/St. Paul Housing & Redevelopment
     Authority Health Care System for Healthspan
     Series A (AMBAC) 4.75% 11/15/18 .................    3,300,000   2,908,587
  Minneapolis/St. Paul Housing & Redevelopment
     Authority HealthOne (MBIA) 7.40% 8/15/11 ........    1,360,000   1,432,515
  Robbinsdale North Memorial Medical (AMBAC)
     5.50% 5/15/23 ...................................   10,725,000  10,447,008
**Rochester Health Care Facilities Revenue
     5.50% 11/15/27 ..................................    3,000,000   2,907,870
  Rochester Health Care Facilities Revenue Mayo
     Foundation Series B 5.50% 11/15/27 ..............    5,000,000   4,846,450
  Rochester Health Care Facilities Revenue Reg IRS
     for Mayo Clinic, Series H Inverse Floater
     8.07% 11/15/15 ..................................    3,500,000   3,726,065
  St. Cloud Hospital Facilities Revenue (AMBAC)
     5.30% 10/1/20 ...................................    7,250,000   6,973,848
  St. Louis Park Commercial Development Revenue
     for - G & N, L P Project (Methodist Hospital
     Guaranteed) 7.25% 6/1/13 ........................    1,120,000   1,165,696
  St. Louis Park Methodist Hospital (AMBAC)
     5.20% 7/1/23 ....................................   10,220,000   9,557,642
  St. Paul Housing & Redevelopment Hospital
     Revenue for Health East Series A
     6.63% 11/1/17 ...................................    8,680,000   8,724,615
                                                                    -----------
                                                                     80,944,667
                                                                    -----------
  HOUSING REVENUE BONDS - 18.65%
  Austin Housing & Redevelopment Authority
     Courtyard Residence Series 95A
     7.25% 1/1/26 ....................................      500,000     533,690
  Bloomington Housing & Redevelopment Authority
     Senior Summerhouse Bloomington Project
     6.13% 5/1/35 ....................................    3,420,000   3,269,793
  Brooklyn Center Multifamily Housing Revenue Bonds
     Family Housing Project Section 8
     5.90% 1/1/20 ....................................    2,250,000   2,266,290
                                                        for tax-exempt income 15


                                                         PRINCIPAL    MARKET
                                                           AMOUNT     VALUE
                                                       -------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Burnsville Multifamily Bridgeway Apartments
   (FHA) 7.63% 2/1/24 .............................    $3,370,000  $3,495,768
Burnsville Multifamily Coventry Court Apartments
   Project (FHA) 7.50% 9/1/17 .....................     1,000,000   1,020,210
Carver County Housing & Redevelopment
   Authority Multifamily Revenue Lake Grace
   Apartments 6.00% 7/1/28 ........................     1,435,000   1,446,509
Dakota County Housing & Redevelopment Authority
   Multifamily Revenue, Affordable Housing View
   Pointe Project 6.125% 11/1/17 ..................     2,475,000   2,366,496
Dakota County Housing & Redevelopment Authority
   Single Family (GNMA) 8.10% 3/1/16 ..............        45,000      46,294
Eagan Multifamily Revenue for Forest Ridge
   Apartments Project (FHA) 7.50% 9/1/17 ..........     1,000,000   1,022,700
Eden Prairie Multifamily Homes Tanager Creek
   (GNMA) 8.05% 6/20/31 ...........................     7,605,000   8,499,120
Eden Prairie Multifamily Revenue, Eden Investments
   (FHA) 7.40% 8/1/25 .............................       400,000     413,092
Eden Prairie Multifamily Windslope Apartments
   Section 8 Housing 7.10% 11/1/17 ................     1,585,000   1,652,648
Edina Park Plaza Multifamily Housing (FHA)
   7.50% 12/1/09 ..................................     1,395,000   1,428,661
Edina Park Plaza Multifamily Housing (FHA)
   7.70% 12/1/28 ..................................     1,250,000   1,278,487
Hopkins Renaissance Multifamily Housing Section 8
   6.375% 4/1/20 ..................................     1,000,000   1,022,650
Little Canada Multifamily Housing Revenue Housing
   Alternative Development Company Project
   Series A 6.10% 12/1/17 .........................     1,650,000   1,631,933
Little Canada Multifamily Housing Revenue Housing
   Alternative Development Company Project
   Series A 6.25% 12/1/27 .........................     2,900,000   2,880,628
Minneapolis Housing Facility Revenue for Augustana
   Chapel View Project Series 1993
   7.00% 4/1/18 ...................................     1,000,000   1,011,030
Minneapolis Multifamily Mortgage for Seward Towers
   Project (GNMA) 7.375% 12/20/30 .................     4,000,000   4,126,040
Minneapolis-Nicollet Towers Multifamily Housing
   6.00% 12/1/19 ..................................     2,000,000   2,039,560
Minnesota Housing Finance Agency Multifamily
   Housing 6.95% 2/1/14 ...........................     1,500,000   1,563,705
Minnesota Housing Finance Agency Multifamily
   Housing Series 92A 6.95% 8/1/17 ................       745,000     780,469
Minnesota Housing Finance Agency Rental Housing
   Series B 6.25% 8/1/22 ..........................       935,000     938,011
Minnesota Housing Finance Agency Single Family
   Mortgage Series 91C 7.10% 7/1/11 ...............       520,000     539,047
Minnetonka Multifamily Beacon Hill Project
   (Presbyterian Homes Guaranteed)
   7.70% 6/1/25 ...................................     2,000,000   2,112,340
Oakdale Housing Oak Meadows Project
   7.00% 4/1/27 ...................................     6,800,000   7,129,392
Park Rapids Multifamily Revenue The Court
   Apartments Project Section 8 6.30% 2/1/20 ......     3,210,000   3,130,681

16 for tax-exempt income

DELAWARE TAX-FREE MINNESOTA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL    MARKET
                                                           AMOUNT     VALUE
                                                       -------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Rochester Minnesota Multifamily Revenue, Wedum
   Shorewood Campus 6.60% 6/1/36 ..................   $ 2,000,000 $ 2,040,700
St. Louis Park Minnesota Residential Mortgage
   Revenue for Single Family (GNMA)
   7.25% 4/20/23 ..................................       977,000   1,011,498
St. Louis Park Multifamily Housing Revenue
   Community Housing (FHA) 6.25% 12/1/28 ..........     3,855,000   3,969,802
St. Louis Park Multifamily Westwind Apartments
   Housing (GNMA) 5.75% 1/1/29 ....................     3,865,000   3,884,982
St. Paul Housing & Redevelopment Agency
   (Executive Life Guaranteed Investment Contract)
   Como Lake Project (FHA) 7.50% 3/1/26 ...........     1,000,000     980,000
St. Paul Housing & Redevelopment Single Family
   Mortgage (FNMA) 6.90% 12/1/11 ..................        38,000      38,425
St. Paul Housing & Redevelopment Single Family
   Mortgage (FNMA) 6.90% 12/1/21 ..................     1,365,000   1,419,054
Stillwater Multifamily Housing Stillwater Cottages
   7.00% 11/1/27 ..................................     1,000,000     999,870
Wadena Housing & Redevelopment Agency Humphrey
   Manor - (Section 8) 6.00% 2/1/19 ...............     2,130,000   2,155,177
Washington County Housing & Redevelopment Authority
   Revenue Briar Pond - Series C (GNMA)
   7.25% 8/20/34 ..................................     1,020,000     992,225
Wells Housing & Redevelopment Agency Broadway
   Apartment Project Section 8 7.00% 1/1/19 .......     1,040,000   1,074,008
Willmar Housing & Redevelopment Agency Highland
   Apartments Section 8 5.85% 6/1/19 ..............     1,050,000   1,056,426
                                                                  -----------
                                                                   77,267,411
                                                                  -----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 8.28%
Andover Development Revenue Downtown Center
   Project Series A 7.00% 12/1/12 .................     1,000,000   1,038,150
Anoka Resource Recovery Revenue for Northern States
   Power Co Series 85 7.15% 12/1/08 ...............     1,000,000   1,025,560
Becker Pollution Control Revenue for Northern
   States Power Co Series 89A 6.80% 4/1/07 ........     2,000,000   2,043,740
Cloquet Pollution Control Revenue for Potlatch
   Corporation 5.90% 10/1/26 ......................    15,000,000  14,779,800
East Grand Forks for American Crystal Sugar
   Pollution Control Revenue 7.75% 4/1/18 .........     1,230,000   1,297,035
International Falls Pollution Control Revenue
   Boise Cascade Project 5.65% 12/1/22 ............     1,500,000   1,378,260
Richfield Commercial Development Revenue for
   Richfield Shoppes 8.375% 10/1/13 ...............     2,200,000   2,444,530
Seaway Port Authority Duluth Minnesota Industrial
   Development Dock & Wharf Revenue Cargill Project
   Series E 6.125% 11/1/14 ........................     4,500,000   4,694,490
St. Cloud Commercial Development Revenue for
   Northwest Center Association 7.50% 8/1/12 ......     4,118,971   4,267,130
St. Paul Port Authority Commercial Development
   Revenue Fort Rd Medical (Asset Gty)
   7.50% 9/1/02 ...................................     1,300,000   1,316,770
                                                                  -----------
                                                                   34,285,465
                                                                  -----------

                                                         PRINCIPAL    MARKET
                                                           AMOUNT     VALUE
                                                      --------------------------
  MUNICIPAL BONDS (CONTINUED)
  LEASE/CERTIFICATES OF PARTICIPATION - 0.64%
  Beltrami County Housing & Redevelopment
    Authority Revenue 6.20% 2/1/14 ................    $ 1,010,000 $ 1,042,219
  West St. Paul Commercial Mortgage K-Mart Lease
    7.00% 11/1/07 .................................      1,527,044   1,623,263
                                                                   -----------
                                                                     2,665,482
                                                                   -----------
  Power Authority Revenue Bonds - 18.15%
  Bass Brook Pollution Control Revenue for
    Minnesota Power & Light 6.00% 7/1/22 ..........     17,490,000  17,655,805
  Bass Brook Pollution Control Revenue for
    Minnesota Power & Light Company (MBIA)
    6.00% 7/1/22 ..................................      1,750,000   1,809,710
  Northern Minnesota Municipal Power Agency
    Electric Systems (AMBAC) 4.75% 1/1/20 .........      5,100,000   4,481,727
  Northern Minnesota Municipal Power Agency
    (AMBAC) Zero Coupon 1/1/09 ....................      3,815,000   2,369,840
  Northern Minnesota Municipal Power Agency Electric
    System Revenue (AMBAC) 5.50% 1/1/18 ...........      9,200,000   9,136,244
  Northern Minnesota Municipal Power Agency (FSA)
    5.25% 1/1/13 ..................................      4,000,000   3,969,440
  Northern Minnesota Municipal Power Agency Electric
    Systems Revenue (FSA) 5.40% 1/1/15 ............      2,000,000   1,993,640
**Puerto Rico Electric Power Authority Revenue
    Series DD Inverse Floater ROLS (FSA)
    5.56% 7/1/19 ..................................      3,050,000   2,276,428
  Puerto Rico Electric Power Authority Series EE
    4.75% 7/1/24 ..................................      5,000,000   4,301,600
  Puerto Rico Electric Power Authority Series X
    5.50% 7/1/25 ..................................      2,930,000   2,870,404
  Puerto Rico Electric Power Authority Series Z
    5.25% 7/1/21 ..................................      1,500,000   1,414,395
  Southern Minnesota Municipal Power Agency
    (FGIC) 5.75% 1/1/18 ...........................      2,000,000   2,017,140
  Southern Minnesota Municipal Power Agency
    (MBIA) 4.75% 1/1/16 ...........................      7,200,000   6,500,088
  Southern Minnesota Municipal Power Agency
    (MBIA) 5.75% 1/1/18 ...........................      7,770,000   7,836,589
  Southern Minnesota Municipal Power Agency
    (MBIA) Zero Coupon 1/1/19 .....................      8,210,000   2,734,422
  Southern Minnesota Municipal Power Agency
    (MBIA) Zero Coupon 1/1/21 .....................      5,000,000   1,473,950
  Southern Minnesota Municipal Power Agency Power
    Supply System Revenue Capital Appreciation -
    Series A Zero Coupon 1/1/27 ...................      1,180,000     243,446
  Southern Minnesota Municipal Power Agency
    Supply System (AMBAC) 5.50% 1/1/15 ............      1,560,000   1,564,867
  Western Municipal Power Agency Revenue
    6.125% 1/1/16 .................................        525,000     525,478
                                                                   -----------
                                                                    75,175,213
                                                                   -----------


                                                       for tax-exempt income 17

   DELAWARE TAX-FREE MINNESOTA FUND
   STATEMENT OF NET ASSETS (CONTINUED)
   -----------------------------------------------------------------------------

                                                        PRINCIPAL     MARKET
                                                          AMOUNT      VALUE
                              --------------------------------------------------
   MUNICIPAL BONDS (CONTINUED)
  *PRE-REFUNDED/ESCROWED TO MATURITY BONDS - 11.82%
   Albert Lea St. John's Luthern Home Project
      8.50% 11/1/19-99 ..................................$ 1,000,000 $ 1,037,510
   Blaine Industrial Development Revenue (Ball Corp.)
      (Escrowed to Maturity) 8.25% 12/1/99 ..............    250,000     252,802
   Blaine Industrial Development Revenue (Ball Corp.)
      (Escrowed to Maturity) 8.25% 12/1/00 ..............    300,000     315,597
   Bloomington Tax Increment
      (Escrowed to Maturity) 9.75% 2/1/08 ...............    500,000     618,830
   Brainerd Independent School District #181
      7.00% 6/1/11-01 ...................................    390,000     407,078
   Faribault Independent School District #656
      (MN School District Credit Enhanced)
      6.10% 6/1/10-04 ...................................  1,000,000   1,058,830
   Glencoe/Mcleod County Health Care
      8.50% 12/1/15-00 ..................................    500,000     527,500
   Kenyon Wanamingo Independent School District
      (MBIA) 6.00% 2/1/18-05 ............................  2,350,000   2,481,717
   Maplewood Independent School District #622
      (FSA) 7.10% 2/1/25-05 ............................. 10,000,000  11,174,900
   Minneapolis Health Care American Baptist Homes
      8.70% 11/1/09-01 ..................................  2,485,000   2,760,562
   Minnesota Public Facilities Authority Water
      Pollution Control 6.25% 3/1/16-05 .................  4,400,000   4,744,520
   Minnesota Public Facilities Authority Water
      Pollution Control 6.95% 3/1/13-01 .................  5,220,000   5,534,140
   Minnesota Public Facilities Authority Water
      Pollution Control Series 90A
      7.10% 3/1/12-00 ...................................  1,990,000   2,062,735
   Owatanna Public Utilities 6.75% 1/1/16-01 ............  1,000,000   1,033,570
   Pine Island Independent School District #255
      (FSA) 6.625% 6/1/12-01 ............................    240,000     249,014
   Pine Island Independent School District #255
      (FSA) 6.625% 6/1/13-01 ............................    310,000     321,644
   Pine Island Independent School District #255
      (FSA) 6.625% 6/1/14-01 ............................    330,000     342,395
   Pine Island Independent School District #255
      (FSA) 6.625% 6/1/15-01 ............................    355,000     368,334
   Pine Island Independent School District #255
      (FSA) 6.625% 6/1/16-01 ............................    380,000     394,273
   Plainview Independent School District #810
      6.70% 2/1/06-03 ...................................    385,000     408,739
   Plainview Independent School District #810
      6.75% 2/1/08-03 ...................................    445,000     473,133
   Plainview Independent School District #811
      6.75% 2/1/07-03 ...................................    420,000     446,552
   Red Wing Housing & Redevelopment Agency
      Jordan Tower Section 8 Series 92
      7.00% 1/1/19-02 ...................................  1,500,000   1,613,415
 **Richfield Independent School District #280
      Series C, Inverse Floater 5.34% 2/1/15-03 .........  1,365,000   1,435,229
   Southern Minnesota Municipal Power Agency Revenue
      (Escrowed to Maturity) (MBIA) 5.75% 1/1/18 ........  1,000,000   1,019,580
   Southern Minnesota Municipal Power Agency Supply
      System (Escrowed to Maturity) (AMBAC)
      5.50% 1/1/15 ......................................    990,000   1,024,195

                                                        PRINCIPAL     MARKET
                                                          AMOUNT      VALUE
                              --------------------------------------------------
   MUNICIPAL BONDS (CONTINUED)
  *PRE-REFUNDED/ESCROWED TO MATURITY BONDS (CONTINUED)
   St. Cloud Housing & Redevelopment Agency
      Housing Revenue Northway A&B Project -
      Section 8 7.50% 12/1/18-00 ........................ $2,045,000  $2,171,872
   St. Louis Park Methodist Hospital (AMBAC)
      7.25% 7/1/18-00 ...................................    775,000     812,727
   Stillwater Independent School District #834
      (MBIA) 5.75% 2/1/15-05 ............................  2,000,000   2,088,540
   University of Minnesota Series A (Escrowed to
      Maturity) 6.00% 2/1/11 ............................  1,500,000   1,509,495
   Western Minnesota Municipal Power Agency Revenue
      (Escrowed to Maturity) (MBIA) 9.75% 1/1/16 ........    185,000     268,211
                                                                    ------------
                                                                      48,957,639
                                                                    ------------
   WATER & SEWER REVENUE BONDS - 1.55%
   Minnesota Public Facilities Authority Water Revenue
      4.75% 3/1/19 ......................................  2,000,000   1,769,500
   Puerto Rico Aqueduct & Sewer Authority
      5.00% 7/1/15 ......................................  2,000,000   1,891,020
   Puerto Rico Aqueduct & Sewer Authority
      5.00% 7/1/19 ......................................  3,000,000   2,755,560
                                                                    ------------
                                                                       6,416,080
                                                                    ------------
   OTHER REVENUE BONDS - 1.39%
   Minneapolis Community Development Agency Common
      Bond Fund 7.40% 12/1/21 ...........................    795,000     850,404
   Minneapolis Community Development Agency Common
      Bond Fund 7.95% 12/1/11 ...........................    855,000     923,374
   Minneapolis Community Development Agency Common
      Bond Fund Opportunity Workshop Project
      Series 2A 7.125% 12/1/05 ..........................    510,000     541,544
   Minneapolis Community Development Agency Tax
      Increment Revenue Zero Coupon 9/1/09 ..............  5,750,000   3,452,358
                                                                    ------------
                                                                       5,767,680
                                                                    ------------
   Total Municipal Bonds (cost $400,487,340) ............            412,879,246
                                                                    ------------

   TOTAL MARKET VALUE OF SECURITIES OWNED - 99.66%
      (COST $400,487,340) ...............................           $412,879,246
   RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.34%             1,390,660
                                                                    ------------

   NET ASSETS APPLICABLE TO 33,862,734 SHARES
      ($.01 PAR VALUE) OUTSTANDING - 100.00% ............           $414,269,906
                                                                    ============

   NET ASSET VALUE - TAX-FREE MINNESOTA FUND A CLASS
      ($394,144,332 / 32,218,774 SHARES) ................                 $12.23
                                                                          ======
   NET ASSET VALUE - TAX-FREE MINNESOTA FUND B CLASS
      ($13,311,925 / 1,087,758 SHARES) ..................                 $12.24
                                                                          ======
   NET ASSET VALUE - TAX-FREE MINNESOTA FUND C CLASS
   ($6,813,649 / 556,202 shares) .....................                    $12.25
                                                                          ======
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specified index. Interest rates disclosed are in effect as of August 31, 1999.

18 for tax-exempt income


DELAWARE TAX-FREE MINNESOTA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

Summary of Abbreviations:
       AMBAC - Insured by the AMBAC Indemnity Corporation
   Asset Gty - Insured by the Asset Guaranty Insurance Company
  Connie Lee - Insured by College Construction Insurance Association
        FGIC - Insured by the Financial Guaranty Insurance Company
         FHA - Insured by the Federal Housing Authority
        FNMA - Insured by the Federal National Mortgage Association
         FSA - Insured by Financial Security Assurance
        GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free
   Minnesota Fund A Class, 1,000,000,000 shares allocated to
   Tax-Free Minnesota Fund B Class, and 1,000,000,000 shares
   allocated to Tax-Free Minnesota Fund C Class ................. $402,373,901
Accumulated net realized loss on investments ....................     (495,901)

Net unrealized appreciation of investments ......................   12,391,906
                                                                  ------------
Total net assets ................................................ $414,269,906
                                                                  ============

NET ASSET VALUE AND OFFERING PRICE FOR
   TAX-FREE MINNESOTA FUND A CLASS
Net asset value per share (A) ...................................       $12.23
Sales charge (3.75% of offering price or 3.92% of
   amount invested per share) (B) ...............................         0.48
                                                                  ------------
Offering price ..................................................       $12.71
                                                                  ============

----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current prospectus for purchases of $100,000 or more for Tax-Free Minnesota Fund A Class.



                             See accompanying notes

   VOYAGEUR INSURED FUNDS, INC.
   DELAWARE MINNESOTA INSURED FUND
   STATEMENT OF NET ASSETS
   AUGUST 31, 1999
   -----------------------------------------------------------------------------
                                                      PRINCIPAL       MARKET
                                                        AMOUNT         VALUE
                         -------------------------------------------------------
  MUNICIPAL BONDS - 98.93%
  GENERAL OBLIGATION BONDS - 16.00%
  Anoka County Capital Improvement Series C (FGIC)
     5.90% 2/1/11 .................................... $8,045,000     $8,199,786
  Becker Refunding Tax Increment Series D (MBIA)
     (AMT) 6.25% 8/1/15 ..............................  6,300,000      6,427,323
  Dakota County Refunding Series B (AMBAC)
     6.40% 2/1/08 ....................................  1,135,000      1,147,689
  Dakota County Refunding Series B (AMBAC)
     6.45% 2/1/09 ....................................  1,000,000      1,011,380
  Dakota County Refunding Series B (AMBAC)
     6.45% 2/1/10 ....................................  2,500,000      2,528,450
**Eden Prairie Independent School District #272
     Inverse Floater (FGIC) 6.42% 2/1/14 .............  1,125,000      1,077,908
**Eden Prairie Independent School District #272,
     Inverse Floater (MBIA) 6.42% 2/1/15 .............  1,000,000        946,090
  Hennepin County Ref Solid Waste IBC (MBIA)
     5.75% 10/1/10 ...................................  1,800,000      1,869,606
  Hopkins Independent School District #270 (MBIA)
     4.875% 2/1/14 ...................................  1,875,000      1,784,419
  Lakeville Independent School District #194 Capital
     Appreciation Series B (FSA)
     Zero Coupon 2/1/15 ..............................  2,455,000      1,035,593
  Lakeville Independent School District #194 Capital
     Appreciation Series B (FSA) Zero Coupon 2/1/17 ..  2,490,000        921,723
**North Branch Independent School District #138,
     Inverse Floater (FGIC) 7.07% 2/1/11 .............    965,000      1,032,772
**Prior Lake Independent School District #719,
     Inverse Floater (FGIC) 6.32% 2/1/14 .............  1,000,000        964,090
  Rosemount Independent School District #196 (FSA)
     Zero Coupon 4/1/09 ..............................  1,860,000      1,139,696
  Rosemount Independent School District #196
     Series B (FSA) Zero Coupon 4/1/10 ...............  2,240,000      1,290,733
  South Washington County Independent School
     District #883 (FGIC) 6.125% 6/1/09 ..............  1,430,000      1,464,106
  South Washington County Independent School
     District #883 (FGIC) 6.125% 6/1/11 ..............  2,720,000      2,786,694
**Spring Lake Park Independent School District #16,
     Inverse Floater (MBIA) 6.57% 2/1/14 .............  2,175,000      2,120,995
  St. Cloud Independent School District #742 (FGIC)
     6.05% 2/1/09 ....................................  1,000,000      1,033,140
  St. Francis Independent School District #15 (FGIC)
     5.90% 4/1/10 ....................................  1,845,000      1,896,881
  Stillwater Independent School District #834 (FGIC)
     5.50% 2/1/10 ....................................  2,995,000      3,026,448
  Western Lake Superior Series A (MBIA) (AMT)
     6.00% 10/1/08 ...................................    400,000        420,936
  Western Lake Superior Series A (MBIA) (AMT)
     6.10% 10/1/09 ...................................    425,000        447,406
  Western Lake Superior Series A (MBIA) (AMT)
     6.20% 10/1/10 ...................................    450,000        473,648
  Western Lake Superior Series A (MBIA) (AMT)
     6.20% 10/1/11 ...................................    475,000        499,710
                                                                      ----------
                                                                      45,547,222
                                                                      ----------
                                                       for tax-exempt income 19

   DELAWARE MINNESOTA INSURED FUND
   STATEMENT OF NET ASSETS (CONTINUED)
   -----------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                               -------------------------------------------------
  HOSPITAL REVENUE BONDS - 18.54%
  Bloomington Masonic Home Care Center
     (AMBAC) 5.90% 7/1/09 .............................. $1,250,000   $1,308,063
  Brainerd Benedictine Health Care Systems for
     St. Joseph's Hospital (Connie Lee)
     6.00% 2/15/12 .....................................  1,500,000    1,576,635
  Brainerd Benedictine Health Care Systems for
     St. Joseph's Hospital (Connie Lee)
     6.00% 2/15/20 .....................................  2,000,000    2,042,700
  Duluth Economic Development Authority Benedictine
     for St. Luke's Hospital (Connie Lee)
     6.40% 5/1/18 ......................................    500,000      525,200
**Duluth Economic Development Authority Health Care
     Revenue for St. Mary's Hospital, Inverse Floater
     (Connie Lee) 8.17% 2/15/17 ........................  5,000,000    5,677,600
  Duluth Economic Development Authority St. Luke's
     Hospital (Connie Lee) 6.00% 2/15/20 ...............  1,300,000    1,327,755
  Duluth Economic Development Authority St. Luke's
     Hospital (Connie Lee) 6.40% 5/1/10 ................  3,335,000    3,528,764
  Minneapolis Fairview Hospital Series 91B (MBIA)
     6.50% 1/1/11 ......................................  3,000,000    3,164,550
  Minneapolis Health Care Facility Revenue Fairview
     Hospital & Healthcare Series A (MBIA)
     5.25% 11/15/19 ....................................  2,750,000    2,621,438
**Minneapolis/St. Paul Housing & Redevelopment
     Authority Children's Hospital, Inverse Floater
     (FSA) 7.47% 8/15/16 ...............................  1,310,000    1,339,108
  Minneapolis/St. Paul Housing & Redevelopment
     Authority HealthOne (MBIA) 7.40% 8/15/05 ..........    600,000      631,992
  Minneapolis/St. Paul Housing & Redevelopment
     Authority HealthOne (MBIA) 7.40% 8/15/11 ..........  2,370,000    2,496,368
  Minneapolis/St. Paul Housing & Redevelopment
     Authority Health Care Systems for Healthspan
     Series 93A (FSA) 5.00% 11/15/13 ...................  6,490,000    6,278,029
  Minneapolis/St. Paul Housing & Redevelopment
     Authority Health Care System for Healthspan
     Series A (AMBAC) 4.75% 11/15/18 ...................  4,000,000    3,525,560
  Minnesota Agricultural & Economic Development
     Fairview Hospital Series 97A (MBIA)
     5.75% 11/15/26 ....................................  8,250,000    8,261,798
  Robbinsdale North Memorial Medical (AMBAC)
     5.50% 5/15/23 .....................................  5,400,000    5,260,032
**St. Louis Park Health Care for Methodist Hospital,
     Inverse Floater (AMBAC) 6.57% 7/1/23 ..............  2,500,000    2,179,650
  St. Paul Ramsey Medical (AMBAC)
     5.50% 5/15/13 .....................................  1,000,000    1,005,740
                                                                      ----------
                                                                      52,750,982
                                                                      ----------
HOUSING REVENUE BONDS - 17.98%
Chaska Waters Edge Multifamily Revenue
   (GNMA) 7.30% 1/20/30 ..............................  3,257,000      3,504,923
Dakota County Housing & Redevelopment Authority
   Single Family Mortgage Revenue (FNMA/GNMA)
   5.85% 10/1/30 .....................................  6,984,000      6,973,664

--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                  ----------------------------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)

Dakota County Housing & Redevelopment Authority
   Single Family Mortgage Revenue (FNMA)
   6.70% 10/1/17 .................................... $3,425,000     $3,569,604
Dakota, Washington & Stearns Counties Housing &
   Redevelopment Authority Single Family Mortgage
   Revenue (MBIA) 7.85% 12/1/30 .....................    115,000        118,336
Eagan Multifamily Revenue Woodridge Apartments
   (GNMA) 5.90% 8/1/20 ..............................  1,000,000      1,019,460
Hopkins Multifamily Housing Auburn Apartments
   (GNMA) 8.05% 6/20/31 .............................  3,790,000      4,155,508
Minneapolis/St. Paul Housing Finance Board Housing
   Project Phase V (GNMA) 8.875% 11/1/18 ............     45,000         45,564
Minneapolis/St. Paul Housing Finance Board Housing
   Project Phase IX (GNMA) 7.25% 8/1/21 .............    945,000        984,350
Minneapolis/St. Paul Housing Finance Board Housing
   Project Phase IX (GNMA) 7.30% 8/1/31 .............    645,000        670,336
Minneapolis/St. Paul Housing Finance Board Single
   Family Mortgage Revenue (GNMA)
   8.125% 12/1/14 ...................................    100,000        101,403
Minneapolis/St. Paul Housing Finance Board Single
   Family Mortgage Revenue (GNMA)
   8.30% 8/1/21 .....................................     65,000         65,335
Minneapolis/St. Paul Minnesota Housing Finance
   Board Single Family Mortgage-Project Phase XI
   (GNMA) 5.80% 11/1/30 .............................  2,705,000      2,674,001
Minnesota Housing Finance Agency Single Family
   Housing Rental (AMBAC) 5.95% 2/1/15 ..............  2,325,000      2,378,057
Minnesota Housing Finance Agency Single Family
   Housing Rental (MBIA) 5.95% 2/1/18 ...............  6,490,000      6,602,666
Minnesota Housing Finance Agency Single Family
   Housing Rental Series A (AMBAC) (AMT)
   5.875% 8/1/28 ....................................  2,610,000      2,626,391
Minnesota State Housing Finance Agency Single
   Family Housing Rental Series D (AMBAC) (AMT)
   5.80% 7/1/21 .....................................  4,085,000      4,102,116
Minnesota Housing Finance Agency Single Family
   Mortgage Revenue Series A (AMBAC)
   7.05% 7/1/22 .....................................    375,000        387,379
Minnesota Housing Finance Agency Single Family
   Mortgage Revenue Series A (AMBAC)
   7.45% 7/1/22 .....................................    830,000        857,481
Minnetonka Multifamily Housing Cedar Hills Project
   Cedar Hills East (FHA) 7.50% 12/1/17 .............    400,000        412,640
Minnetonka Multifamily Housing Cedar Hills Project
   Cedar Hills East (FHA) 7.50% 12/1/27 .............    500,000        512,115
Scott County Housing & Redevelopment Authority
   Facility Lease Revenue Justice Center Project
   (AMBAC) 5.50% 12/1/15 ............................  1,755,000      1,762,915
South St. Paul Housing & Redevelopment Authority
   Single Family Housing Mortgage Series 93 (FNMA)
   5.75% 9/1/20 .....................................  2,335,000      2,346,838

20 for tax-exempt income

DELAWARE MINNESOTA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL     MARKET
                                                         AMOUNT      VALUE
                                                       ----------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
St. Paul Housing & Redevelopment Authority
   Multifamily Housing Pointe of St. Paul Project
   (FNMA) 6.60% 10/1/12 ..............................   $4,000,000 $ 4,202,480
White Bear Lake Multifamily Housing Lake Square
   (FHA) 5.875% 2/1/15 ...............................    1,055,000   1,075,604
                                                                     ----------
                                                                     51,149,166
                                                                     ----------
  POWER AUTHORITY REVENUE BONDS - 10.45%
  Bass Brook Pollution Control Revenue for Minnesota
     Power & Light Company (MBIA)
     6.00% 7/1/22 ......................................  2,000,000   2,068,240
  Marshall Utility Revenue (FSA) 6.45% 7/1/10...........    500,000     532,265
  Marshall Utility Revenue (FSA) 6.45% 7/1/11...........    100,000     106,381
  Marshall Utility Revenue (FSA) 6.50% 7/1/12...........    500,000     532,775
  Marshall Utility Revenue (FSA) 6.50% 7/1/13...........    500,000     532,775
  Northern Minnesota Municipal Power Agency
     Electric Systems (AMBAC) 4.75% 1/1/20..............  1,500,000   1,318,155
  Northern Minnesota Municipal Power Agency Electric
     System Revenue (AMBAC) 5.50% 1/1/18................  4,200,000   4,170,894
  Northern Minnesota Municipal Power Agency (FSA)
     5.25% 1/1/13 ......................................  4,750,000   4,713,710
**Puerto Rico Electric Power Authority Inverse Floater
     ROLS (FSA) 5.56% 7/1/19............................  2,825,000   2,108,495
  Puerto Rico Electric Power Authority Revenue
     Ref - Series GG (FSA) 4.75% 9/1/21 ................  1,000,000     878,730
  Puerto Rico Electric Power Authority Series EE (MBIA)
     4.50% 7/1/18.......................................  4,500,000   3,899,880
  Southern Minnesota Municipal Power Agency
     (AMBAC) 5.75% 1/1/18...............................  1,330,000   1,341,398
  Southern Minnesota Municipal Power Agency (FGIC)
     5.75% 1/1/18 ......................................  4,570,000   4,609,165
**Southern Minnesota Municipal Power Agency, Inverse
     Floater (FGIC) 7.57% 1/1/18 .......................    750,000     763,215
  Southern Minnesota Municipal Power Agency (MBIA)
     4.75% 1/1/16 ......................................  2,400,000   2,166,696
                                                                    -----------
                                                                     29,742,774
                                                                    -----------
 *PRE-REFUNDED/ESCROWED TO MATURITY BONDS - 35.34%
  Alexandria Independent School District #206
     (MBIA) 6.30% 2/1/13 Crossover Refunded
     to 2/1/03 .........................................  1,775,000   1,865,738
  Becker Wastewater Treatment Facility Series A
     (MBIA) 5.95% 2/1/14 Crossover Refunded
     to 2/1/02 .........................................    500,000     524,410
  Brainerd Independent School District #181
     (FGIC) 7.00% 6/1/09 Crossover Refunded
     to 6/1/01..........................................    515,000     537,727
  Brainerd Independent School District #181
     (FGIC) 7.00% 6/1/10 Crossover Refunded
     to 6/1/01 .........................................    550,000     574,272
  Buffalo Independent School District #887
     (FSA) 6.10% 2/1/15 Crossover Refunded
     to 2/1/03 .........................................  1,030,000   1,077,885

                                                          PRINCIPAL     MARKET
                                                            AMOUNT      VALUE
                                                         ----------------------
  MUNICIPAL BONDS (CONTINUED)
 *PRE-REFUNDED/ESCROWED TO MATURITY BONDS (CONTINUED)
  Carver County Housing & Redevelopment Authority
     Jail Facility (MBIA) 6.40% 2/1/10 Crossover
     Refunded to 2/1/02 ................................   $515,000    $537,217
  Carver County Housing & Redevelopment Authority
     Jail Facility (MBIA) 6.40% 2/1/11 Crossover
     Refunded to 2/1/02 ................................    550,000     573,469
  Carver County Housing & Redevelopment Authority
     Jail Facility (MBIA) 6.40% 2/1/12 Crossover
     Refunded to 2/1/02 ................................    585,000     609,693
  Carver County Housing & Redevelopment Authority
     Jail Facility (MBIA) 6.40% 2/1/13 Crossover
     Refunded to 2/1/02 ................................    625,000     651,381
  Carver County Housing & Redevelopment Authority
     Jail Facility (MBIA) 6.40% 2/1/14 Crossover
     Refunded to 2/1/02.................................    670,000     698,281
  Centennial Independent School District #12
     (FSA) 7.10% 2/1/09-00 .............................    200,000     202,800
  Centennial Independent School District #12
     (FSA) 7.15% 2/1/11-00 .............................    450,000     456,395
  Centennial Independent School District #12
     (FSA) 7.15% 2/1/12-00 .............................    250,000     253,553
  Dakota & Washington Counties Housing &
     Redevelopment Authority Single Family Mortgage
     Revenue (Escrowed to Maturity) (GNMA)
     8.375% 9/1/21 ..................................... 14,115,000  18,945,576
  Dakota & Washington Counties Housing &
     Redevelopment Authority Single Family Mortgage
     Revenue (Escrowed to Maturity) (GNMA)
     8.45% 9/1/19 ......................................  9,000,000  11,891,519
  Dakota & Washington Counties Housing &
     Redevelopment Authority Single Family Mortgage
     Revenue (Escrowed to Maturity) (MBIA)
     8.15% 9/1/16 ......................................    405,000     510,045
  Delano Independent School District #879
     (AMBAC) 7.25% 2/1/10 Crossover Refunded
     to 2/1/01..........................................    500,000     519,680
  Detroit Lakes Benedictine Health for St. Mary's
     Hospital (Connie Lee) 6.00% 2/15/12-03 ............  1,630,000   1,741,737
  Detroit Lakes Benedictine Health for St. Mary's
     Hospital (Connie Lee) 6.00% 2/15/19-03 ............  1,000,000   1,068,550
  Duluth Economic Development Authority Health Care
     Duluth Clinic (AMBAC) 6.30% 11/1/22-02 ............  2,690,000   2,896,753
  Duluth Economic Development Authority Health Care
     Duluth Clinic (AMBAC) 6.30% 11/1/22-04 ............  1,060,000   1,147,938
  Eden Prairie Independent School District #272
     (FGIC) 5.85% 2/1/13 Crossover Refunded
     2/1/02 ............................................  2,500,000   2,575,600
  Eden Prairie Independent School District #272
     (MBIA) 5.65% 2/1/13 Crossover Refunded
     to 2/1/02 .........................................  3,200,000   3,282,304
  Elk River Independent School District #728
     (FSA) 6.30% 2/1/14 Crossover Refunded
     to 2/1/02 .........................................    500,000     520,205
                                                        for tax-exempt income 21

  DELAWARE MINNESOTA INSURED FUND
  STATEMENT OF NET ASSETS (CONTINUED)
  ------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                            AMOUNT      VALUE
                                                           --------------------
  MUNICIPAL BONDS (CONTINUED)
 *PRE-REFUNDED/ESCROWED TO MATURITY BONDS (CONTINUED)
  Elk River Independent School District #728
     (FSA) 6.30% 2/1/15 Crossover Refunded
     to 2/1/02..........................................   $665,000    $691,873
  Elk River Independent School District #728
     (FSA) 7.00% 2/1/10 Crossover Refunded
     to 2/1/00 .........................................    200,000     202,366
  Elk River Independent School District #728
     Series 92 B (AMBAC) 6.00% 2/1/09
     Crossover Refunded to 2/1/03 ......................  3,950,000   4,123,840
  Ellendale Geneva Independent School District #762
     (AMBAC) 6.00% 2/1/10 Crossover Refunded
     to 2/1/03 .........................................    230,000     240,196
  Ellendale Geneva Independent School District #762
     (AMBAC) 6.00% 2/1/11 Crossover Refunded
     to 2/1/03..........................................    245,000     255,702
  Ellendale Geneva Independent School District #762
     (AMBAC) 6.00% 2/1/12 Crossover Refunded
     to 2/1/03 .........................................    265,000     276,490
  Ellendale Geneva Independent School District #762
     (AMBAC) 6.00% 2/1/13 Crossover Refunded
     to 2/1/03 .........................................    280,000     292,141
  Ellendale Geneva Independent School District #762
     (AMBAC) 6.00% 2/1/14 Crossover Refunded
     to 2/1/03..........................................    300,000     313,008
  Ellendale Geneva Independent School District #762
     (AMBAC) 6.00% 2/1/15 Crossover Refunded
     to 2/1/03 .........................................    320,000     333,875
  Farmington Independent School District #192
     (MBIA) 6.80% 2/1/11 Crossover Refunded
     to 2/1/01 .........................................    850,000     878,042
  Maplewood Independent School District #622
     (FSA) 7.10% 2/1/25-05 ............................. 11,525,000  12,879,072
  Maplewood Independent School District #622
     (MBIA) 7.10% 2/1/19-05 ............................  5,935,000   6,632,303
  Minnesota Public Facilities Authority Water
     Pollution Control Revenue (MBIA)
     6.50% 3/1/14-02 ...................................  1,500,000   1,605,360
  Moorhead Independent School District #152
     (AMBAC) 5.90% 2/1/10 Crossover Refunded
     to 2/1/01 .........................................    475,000     485,018
  Moorhead Independent School District #152
     (AMBAC) 5.90% 2/1/11 Crossover Refunded
     to 2/1/01 .........................................    505,000     515,509
  Moorhead Independent School District #152
     (AMBAC) 5.90% 2/1/12 Crossover Refunded
     to 2/1/01..........................................    540,000     551,237
  Moorhead Independent School District #152
     (AMBAC) 6.00% 2/1/13 Crossover Refunded
     to 2/1/01 .........................................    575,000     587,742
  Moorhead Minnesota Public Utilities (MBIA)
     6.25% 11/1/12 Crossover Refunded
     to 11/1/02.........................................    735,000     772,235
  Mora Series A (AMBAC) 6.85% 2/1/10-00 ................    245,000     248,183

                                                           PRINCIPAL    MARKET
                                                            AMOUNT       VALUE
                                                           --------------------
  MUNICIPAL BONDS (CONTINUED)
 *PRE-REFUNDED/ESCROWED TO MATURITY BONDS (CONTINUED)
  Mora Series A (AMBAC) 6.85% 2/1/11-00 ................   $265,000    $268,442
  Northern Minnesota Municipal Power Agency Series B
     (AMBAC) 5.90% 1/1/08-03 ...........................    700,000     744,688
  Roseau Independent School District #682 (AMBAC)
     7.00% 2/1/16 Crossover Refunded
     to 2/1/00 .........................................    500,000     505,895
  South St. Paul Independent School District #6
     (FGIC) 6.25% 2/1/10 Crossover Refunded
     to 2/1/00 .........................................    625,000     630,506
  South St. Paul Independent School District #6
     (FGIC) 6.45% 2/1/11 Crossover Refunded
     to 2/1/00 .........................................    500,000     504,805
  South St. Paul Independent School District #6
     (FGIC) 6.45% 2/1/12 Crossover Refunded
     to 2/1/00 .........................................    300,000     302,883
  South Washington County Independent School
     District #883 (FGIC) 6.875% 6/1/11 Crossover
     Refunded to 6/1/00 ................................    520,000     530,582
  Southern Minnesota Municipal Power Agency Revenue
     (Escrowed to Maturity) (AMBAC)
     5.75% 1/1/18 ......................................    670,000     683,119
  Southern Minnesota Municipal Power Agency Revenue
     (Escrowed to Maturity) (MBIA)
     5.75% 1/1/18 ......................................  3,790,000   3,865,269
  St. Cloud Hospital Facility Revenue (AMBAC)
     6.75% 7/1/11-01 ...................................    400,000     425,736
  St. Cloud Hospital Facility Revenue (AMBAC)
     6.75% 7/1/15-01 ...................................    500,000     532,170
  St. Cloud Hospital Facility Revenue (AMBAC)
     7.00% 7/1/07-01 ...................................    500,000     534,345
  St. Louis Park Methodist Hospital (AMBAC)
     7.25% 7/1/18-00 ...................................    500,000     524,340
  Warroad Independent School District #690 (AMBAC)
     6.85% 2/1/13 Crossover Refunded to 2/1/00 .........    500,000     505,590
  Washington County Housing & Redevelopment
     Authority Jail Facilities (MBIA)
     7.00% 2/1/12-02....................................    500,000     530,935
  Western Minnesota Municipal Power Agency Revenue
     (Escrowed to Maturity) (MBIA)
     6.60% 1/1/10 ......................................  2,000,000   2,169,760
  Western Minnesota Municipal Power Agency Revenue
     (Escrowed to Maturity) (MBIA)
     9.75% 1/1/16.......................................    530,000     768,389
  Wright County (FSA) (AMT) 7.20% 12/1/12-99 ...........  1,000,000   1,008,440
                                                                    -----------
                                                                    100,582,814
                                                                    -----------
  TRANSPORTATION REVENUE BONDS - 0.62%
  Puerto Rico Commonwealth Highway & Transportation
     Authority Revenue Series A (AMBAC)
     Zero Coupon 7/1/18.................................  5,000,000   1,770,750
                                                                    -----------
                                                                      1,770,750
                                                                    -----------
  Total Municipal Bonds (cost $270,924,726) ............            281,543,708
                                                                    -----------

22 for tax-exempt income

DELAWARE MINNESOTA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES OWNED - 98.93%
   (COST $270,924,726) .......................................   $281,543,708
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.07%.......      3,044,208
                                                                 ------------
NET ASSETS APPLICABLE TO 27,055,933 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00%.....................   $284,587,916
                                                                 ============

NET ASSET VALUE - MINNESOTA INSURED FUND A CLASS
   ($268,507,288 / 25,526,447 SHARES) ........................         $10.52
                                                                       ======
NET ASSET VALUE - MINNESOTA INSURED FUND B CLASS
   ($11,827,317 / 1,125,269 SHARES) ..........................         $10.51
                                                                       ======
NET ASSET VALUE - MINNESOTA INSURED FUND C CLASS
   ($4,253,311 / 404,217 SHARES) .............................         $10.52
                                                                       ======
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floaters represent a security that pays interest rates that increase
  (decrease) with a decrease (increase) in a specified index. Interest rates disclosed are in effect as of August 31, 1999.

Summary of Abbreviations:
     AMBAC - Insured by the AMBAC Indemnity Corporation
       AMT - Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Company
      FGIC - Insured by the Financial Guaranty Insurance Company
       FHA - Insured by the  Federal Housing Authority
      FNMA - Insured by the Federal National Mortgage Association
       FSA - Insured by Financial Security Assurance
      GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to Minnesota
   Insured Fund A Class, 1,000,000,000 shares allocated to
   Minnesota Insured Fund B Class and  1,000,000,000 shares
   allocated to Minnesota Insured Fund C Class ................  $279,881,916
Accumulated net realized loss on investments ..................    (5,912,982)
Net unrealized appreciation of investments.....................    10,618,982
                                                                 ------------
Total net assets ..............................................  $284,587,916
                                                                 ============

NET ASSET VALUE AND OFFERING PRICE FOR
   MINNESOTA INSURED FUND A CLASS
Net asset value per share (A)..................................        $10.52
Sales charge (3.75% of offering price or 3.90% of amount
   invested per share) (B).....................................          0.41
                                                                       ------
Offering price ................................................        $10.93
                                                                       ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more for Minnesota Insured Fund A Class.

                             See accompanying notes

  VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, INC.
  DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND
  STATEMENT OF NET ASSETS
  AUGUST 31, 1999
  ------------------------------------------------------------------------------

                                                        PRINCIPAL     MARKET
                                                          AMOUNT      VALUE
                                                       ----------------------
  MUNICIPAL BONDS - 101.38%
  GENERAL OBLIGATION BONDS - 5.04%
  Olmstead County Resource Recovery Series A
     5.90% 2/1/05 ...................................... $1,175,000  $1,212,142
  Puerto Rico Commonwealth Public Improvement
     4.50% 7/1/23                                         1,000,000     829,810
**Richfield Independent School District #280 Series C,
     Inverse Floater 5.34% 2/1/15.......................  1,000,000   1,051,450
                                                                     ----------
                                                                      3,093,402
                                                                     ----------
  HEALTHCARE/HOSPITAL REVENUE BONDS - 22.09%
  Fergus Falls HealthCare Facility Broen Memorial
     Home Project 6.20% 11/1/05 ........................    100,000     101,883
  Fergus Falls HealthCare Facility Broen Memorial
     Home Project 6.30% 11/1/06.........................    200,000     204,248
  Fergus Falls HealthCare Facility Broen Memorial
     Home Project 6.40% 11/1/07 ........................    200,000     204,232
  Fergus Falls HealthCare Facility Broen Memorial
     Home Project 6.60% 11/1/09 ........................    240,000     244,903
  Fergus Falls HealthCare Facility Broen Memorial
     Home Project 6.70% 11/1/10 ........................    260,000     265,291
  Maplewood Healthcare Facility For Healtheast
     5.70% 11/15/02 ....................................  1,000,000     997,880
  Maplewood Healthcare Facility For Healtheast
     5.95% 11/15/06 ....................................  2,200,000   2,165,702
  Minneapolis HealthCare Facilities
     Jones - Harrison Residence Project
     5.90% 10/1/16......................................    125,000     121,718
  New Hope Minnesota Housing & Health
     Minnesota Masonic Home North Ridge
     5.875% 3/1/29 .....................................  1,000,000     930,760
  Rochester HealthCare Facilities Revenue Mayo
     Foundation Series A 5.50% 11/15/27 ................  2,000,000   1,938,580
  Rochester HealthCare Facilities Revenue Mayo
     Foundation Series B 5.50% 11/15/27.................  2,000,000   1,938,580
  Rochester Nursing Home & Multifamily Housing
     Revenue Samaritan Bethany, Inc.
     6.00% 5/1/04.......................................    300,000     301,380
  Rochester Nursing Home & Multifamily Housing
     Revenue Samaritan Bethany, Inc.
     6.10% 5/1/05 ......................................    250,000     251,148
  St. Paul Housing & Redevelopment Authority for
     HealthEast Authority Hospital Revenue
     5.70% 11/1/15......................................  2,100,000   1,943,130
  St. Paul Housing & Redevelopment Authority for
     HealthEast Authority Hospital Revenue
     5.85% 11/1/17 .....................................  1,160,000   1,080,180
  St. Paul Housing & Redevelopment Authority Health
     Care Facility Revenue Regions Hospital Project
     5.30% 5/15/28 .....................................  1,000,000     873,890
                                                                    -----------
                                                                     13,563,505
                                                                    -----------
                                                        for tax-exempt income 23

DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                          AMOUNT      VALUE
                                                       ----------------------

MUNICIPAL BONDS (CONTINUED)
HIGHER EDUCATION REVENUE BONDS - 2.26%
Minnesota Higher Education Facility Authority
   Augsburg College Series 4F2 5.75% 5/1/16 .......... $1,425,000  $1,386,212
                                                                   ----------
                                                                    1,386,212
                                                                   ----------
HOUSING REVENUE BONDS - 5.20%
Oakdale Elderly Housing Revenue PHM/Oakdale
   Project 5.75% 3/1/18...............................  1,400,000   1,316,574
Oakdale Housing Oak Meadows Project
   6.20% 4/1/07.......................................    150,000     154,928
Oakdale Housing Oak Meadows Project
   6.30% 4/1/08 ......................................    260,000     268,507
Oakdale Housing Oak Meadows Project
   6.50% 4/1/10 ......................................    295,000     305,865
Park Rapids Multifamily Revenue The Court
   Apartments Project Section 8 6.05% 8/1/12 .........  1,100,000   1,071,136
St. Paul Housing & Redevelopment Single Family
   Mortgage (FNMA) 6.90% 12/1/21 .....................     75,000      77,970
                                                                   ----------
                                                                    3,194,980
                                                                   ----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 18.21%
Andover Development Revenue Downtown Center
   Project Series A 6.50% 12/1/06 ....................  1,795,000   1,827,884
Anoka County Minnesota Resource Recovery
   Revenue - Northern States Power Company PJ
   4.50% 12/1/07 .....................................  1,000,000     959,300
Anoka County Minnesota Resource Recovery
   Revenue - Northern States Power Company PJ
   4.60% 12/1/08 .....................................  1,000,000     955,620
Brooklyn Center Commercial Development Revenue
   Brookdale Association (Reliastar Life Ins. Co.)
   5.70% Mandatory Put 6/1/01.........................  1,000,000   1,022,870
Duluth Gross Revenue Bond Duluth Entertainment
   7.00% 12/1/03 .....................................  1,250,000   1,340,475
Duluth Gross Revenue Bond Duluth Entertainment
   7.30% 12/1/06 .....................................    250,000     275,088
Minnesota Public Facilities Authority Pollution
   Control Revenue Series A 6.55% 3/1/03 .............  1,720,000   1,806,688
Richfield Commercial Development Revenue
   Richfield Shoppes Project 7.50% 10/1/04 ...........    950,000     964,678
St. Paul Port Authority Commercial Development
   Revenue Fort Rd Medical (Asset Gty)
   7.50% 9/1/02.......................................  2,000,000   2,025,800
                                                                  -----------
                                                                   11,178,403
                                                                  -----------
LEASE/CERTIFICATES OF PARTICIPATION - 3.70%
Beltrami County Housing & Redevelopment Authority
   Revenue 5.90% 2/1/08 ..............................    355,000     365,242
Beltrami County Housing & Redevelopment Authority
   Revenue 6.00% 2/1/09 ..............................    380,000     390,929
Beltrami County Housing & Redevelopment Authority
   Revenue 6.00% 2/1/10 ..............................    405,000     414,744
Beltrami County Housing & Redevelopment Authority
   Revenue 6.10% 2/1/11 ..............................    430,000     441,322
Hibbing Economic Development Authority Revenue
   6.10% 2/1/08 ......................................    650,000     661,570
                                                                   ----------
                                                                    2,273,807
                                                                   ----------

                                                        PRINCIPAL     MARKET
                                                          AMOUNT      VALUE
                                                       ----------------------
  MUNICIPAL BONDS (CONTINUED)
  POWER AUTHORITY REVENUE BONDS - 8.05%
  Eveleth Industrial Development Revenue for
     Minnesota Power & Light Company
     6.125% 1/1/04 ..................................... $2,500,000  $2,579,575
**Puerto Rico Electric Power Authority Revenue Series
     DD Inverse Floater (FSA) 5.56% 7/1/19 .............  1,000,000     746,370
  Puerto Rico Electric Power Authority Revenue Series
     EE 4.50% 7/1/18....................................  1,000,000     866,640
  Southern Minnesota Municipal Power Agency Zero
     Coupon 1/1/20 .....................................  2,395,000     750,593
                                                                     ----------
                                                                      4,943,178
                                                                     ----------
 *PRE-REFUNDED/ESCROWED TO MATURITY BONDS - 34.20%
  Austin Independent School District #492
     (MBIA) 6.875% 2/1/12-01............................  1,205,000   1,245,982
  Braham Independent School District #314
     (AMBAC) 6.30% 2/1/19-01 ...........................  3,015,000   3,093,239
  Eden Valley Watkins Independent School District
     #463 (FSA) 6.55% 2/1/11-02.........................    250,000     261,515
  Eden Valley Watkins Independent School District
     #463 (FSA) 6.60% 2/1/16-02 ........................    615,000     644,022
  Mankato Independent School District #77 (FSA)
     6.35% 2/1/13-02 ...................................  1,750,000   1,822,695
  Metropolitan Council Hubert H Humphrey Metrodome
     Sports Facility Revenue Series 92 (Escrowed to
     Maturity) 6.00% 10/1/09............................  3,520,000   3,697,197
  Minneapolis/St. Paul HealthOne Series B
     (Escrowed to Maturity) 7.55% 8/15/00...............    325,000     336,814
  Minnesota State 6.25% 8/1/10-02 ......................  4,000,000   4,214,477
  Olmstead County 6.85% 2/1/02-01 ......................    800,000     830,160
  Olmstead County 6.90% 2/1/03-01 ......................    900,000     934,542
  Olmstead County 6.95% 2/1/04-01 ......................    950,000     987,107
  St. Cloud Hospital Facility Revenue (AMBAC)
     7.00% 7/1/20-01 ...................................  2,740,000   2,928,211
                                                                     ----------
                                                                     20,995,961
                                                                     ----------
  WATER & SEWER REVENUE BONDS - 2.63%
**Minnesota Public Facilities Authority Water
     Pollution Control Revenue-Inverse floater ROLS
     5.63% 3/1/16 ......................................  2,000,000   1,612,440
                                                                    -----------
                                                                      1,612,440
                                                                    -----------
  Total Municipal Bonds (cost $62,675,477) .............             62,241,888
                                                                    -----------
for tax-exempt income 24


DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                        VALUE
                                                                    ------------
TOTAL MARKET VALUE OF SECURITIES OWNED - 101.38%
   (COST $62,675,477) ............................................. $62,241,888
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (1.38%) .........    (849,575)
                                                                    -----------
NET ASSETS APPLICABLE TO 5,786,318 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% ......................... $61,392,313
                                                                    ===========

NET ASSET VALUE - TAX-FREE MINNESOTA INTERMEDIATE FUND A CLASS
   ($56,221,562 / 5,299,486 SHARES) ...............................      $10.61
                                                                         ======
NET ASSET VALUE - TAX-FREE MINNESOTA INTERMEDIATE FUND B CLASS
   ($2,877,717 / 270,813 SHARES) ..................................      $10.63
                                                                         ======
NET ASSET VALUE - TAX-FREE MINNESOTA INTERMEDIATE FUND C CLASS
   ($2,293,034 / 216,019 SHARES) ..................................      $10.61
                                                                         ======
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Inverse Floaters represent a security that pays interest rates that increase
   (decrease) with a decrease (increase) in a specified index. Interest rates disclosed are in effect as of August 31, 1999.

Summary of Abbreviations:
      AMBAC - Insured by the AMBAC Indemnity Corporation
  Asset Gty - Insured by the Asset Guaranty Insurance Company
       FNMA - Insured by the Federal National Mortgage Association
        FSA - Insured by Financial Security Assistance
       MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares allocated to
   Tax-Free Minnesota Intermediate Fund A Class, 1,000,000,000
   shares allocated to Tax-Free Minnesota intermediate Fund B Class and 1,000,000,000 shares allocated to Tax-Free Minnesota
   Intermediate Fund C Class .....................................  $62,013,748
Accumulated net realized loss on investments .....................     (187,846)
Net unrealized depreciation of investments .......................     (433,589)
                                                                    -----------
Total net assets .................................................  $61,392,313
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE FOR
   TAX-FREE MINNESOTA INTERMEDIATE FUND A CLASS
Net asset value per share (A) ....................................       $10.61
Sales charge (2.75% of offering price or 2.83% of amount invested
   per share) (B) ................................................         0.30
                                                                         ------
Offering price ...................................................       $10.91
                                                                         ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more for Tax-Free Minnesota Intermediate Fund A Class.

                             See accompanying notes

  VOYAGEUR MUTUAL FUNDS, INC.
  DELAWARE MINNESOTA HIGH-YIELD
  MUNICIPAL BOND FUND
  STATEMENT OF NET ASSETS
  AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                        PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                       -------------------------
  MUNICIPAL BONDS - 97.57%
  CITY AGENCY REVENUE BONDS - 2.83%
  Minneapolis Community Development Agency Common
   Bond Fund Series 2 (AMT) 6.20% 6/1/17 ..............$  750,000  $  768,938
  Minneapolis Community Development Agency Common
   Bond Fund Series 4 (AMT) 6.20% 6/1/17 .............. 1,055,000   1,072,365
                                                                   ----------
                                                                    1,841,303
                                                                   ----------
  GENERAL OBLIGATION BONDS - 7.27%
  Dakota County 4.75% 2/1/09 .......................... 1,000,000     984,320
  Inner Grove Heights (MN School District Enhanced)
   Series A 5.75% 2/1/13 ..............................   100,000     102,742
**Minnesota State Inverse Floater ROLS
   6.44% 11/1/17 ...................................... 2,300,000   2,015,444
  Puerto Rico Commonwealth 5.375% 7/1/25 ..............   500,000     478,125
  Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 ....................................... 1,270,000   1,053,859
  Waconia Independent School District Series 93A
   (FSA) 5.45% 2/1/15 .................................   100,000     100,500
                                                                   ----------
                                                                    4,734,990
                                                                   ----------
  HIGHER EDUCATION REVENUE BONDS - 3.21%
  Minnesota State Higher Education Facility
   Macalester College 4C 5.50% 3/1/12 .................   100,000     101,418
  Minnesota State Higher Education Facility
   St. Mary's College Series 3Q 6.15% 10/1/23 .........   900,000     894,357
  Minnesota State University System Revenue
   Bond Series 93A 6.10% 6/30/23 ......................   100,000     101,541
  University of Minnesota Series A 5.50% 7/1/21 ....... 1,000,000     993,630
                                                                   ----------
                                                                    2,090,946
                                                                   ----------
  HOSPITAL REVENUE BONDS - 26.31%
  Cambridge Healthcare Facility Revenue Grandview
   Christian Home 7.25% 9/1/26 ........................   125,000     130,694
  Cannon Falls Nursing Home Franciscan Health
   Community Project 7.25% 7/1/21 .....................   100,000     102,810
  Duluth Economic Development Authority HealthCare
   Facilities St. Francis HealthCare Facility
   6.75% 12/1/17 ......................................   325,000     336,924
  Eden Prairie HealthCare Facilities Revenue
   Refunding Castle Ridge Care Center
   5.70% 7/1/28 ....................................... 1,740,000   1,569,950
  Fergus Falls HealthCare Facility Revenue Lake
   Region Hospital 6.50% 9/1/18 .......................   750,000     791,685
  Glencoe HealthCare Revenue 6.40% 12/1/15 ............   275,000     282,560
  Little Canada Senior Facility Residence Series 92
   (Presbyterian Homes Guaranteed)
   7.25% 7/1/12 .......................................   250,000     259,053
  Mankato Health Facilities Revenue Mankato Lutheran
   Homes Series A 6.875% 10/1/26 ......................   300,000     304,752
  Marshall Medical Center
   Weiner Memorial Medical Center Project
   6.00% 11/1/28 ...................................... 1,000,000     942,330
                                                       for tax-exempt income 25

  DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
  STATEMENT OF NET ASSETS (CONTINUED)
  ------------------------------------------------------------------------------
                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
                                                       -------------------------
  MUNICIPAL BONDS (CONTINUED)
  HOSPITAL REVENUE BONDS (CONTINUED)
  Minneapolis HealthCare Facility Revenue
   Jones-Harrison Residence Project
   6.00% 10/1/27 ..................................... $1,565,000 $ 1,513,418
  Minneapolis Housing & HealthCare Facility Revenue
   Augustana Chapel View Homes
   6.50% 6/1/17 ......................................  1,370,000   1,371,302
  Minnesota Agriculture & Economic Development Board-
   Benedictine Health Systems 5.75% 2/1/29 ...........  1,000,000     908,180
  Minnetonka Multifamily Housing Beacon Hill
   Senior Housing Project 7.55% 6/1/19 ...............    200,000     210,734
  Moorhead Economic Development Authority
   Multifamily Revenue Refunding & Improvement
   Housing Development for Eventide Series B
   6.00% 6/1/18 ......................................    870,000     833,129
  New Hope Housing & Health
   Minnesota Masonic Home North Ridge
   Care Facility 5.875% 3/1/29 .......................  1,500,000   1,396,140
  Northfield HealthCare Facilities Revenue
   Refunding & Improvement Northfield Care Center
   Series A 6.00% 5/1/28 .............................  1,405,000   1,340,328
  Perham Hospital District Congregate Housing
   Facilities Briarwood Project 6.25% 2/1/22 .........    620,000     605,126
  Robbinsdale North Memorial Medical (AMBAC)
   5.50% 5/15/23 .....................................    100,000      97,408
**Rochester HealthCare Facilities Revenue Reg IRS
   for Mayo Clinic, Series H Inverse Floater
   8.07% 11/15/15 ....................................  1,500,000   1,596,885
  Springfield St. John's Lutheran Home Revenue
   8.50% 11/1/19 .....................................    150,000     155,075
  St. Anthony Multifamily Housing Chandler (GNMA)
   6.05% 11/20/16 ....................................    135,000     139,516
  St. Paul Housing & Redevelopment Hospital
   Revenue for HealthEast Series A
   6.625% 11/1/17 ....................................    240,000     241,234
  St. Paul Housing & Redevelopment Hospital
   Revenue for HealthEast Series B
   6.625% 11/1/17 ....................................    490,000     492,519
  Waconia Good Samaritan Housing & Redevelopment
   Revenue for The Evangelical Lutheran Series A
   6.00% 6/1/14 ......................................    660,000     666,943
  Washington County Housing & Redevelopment
   Authority for HealthEast 5.50% 11/15/27 ...........  1,000,000     848,710
                                                                   ----------
                                                                   17,137,405
                                                                   ----------
  HOUSING REVENUE BONDS - 45.92%
  Bloomington Multifamily Housing Revenue Refunding
   Hampshire Apartments Series A
   6.20% 12/1/31 .....................................  2,500,000   2,351,024
  Brooklyn Center Four Court Multifamily Housing
   7.50% 6/1/25 ......................................    370,000     377,541
  Carver Multifamily Housing Lake Grace
   6.25% 7/1/28 ......................................    325,000     327,100
  Carver Multifamily Housing Lake Grace
   8.00% 7/1/28 ......................................    320,000     341,949

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
                                                       -------------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Chanhassen Multifamily Housing Heritage Park
   6.20% 7/1/30 .......................................$  300,000 $   306,354
Chaska Multifamily West Suburban Housing Partners
   7.875% 3/1/31 ...................................... 1,000,000     936,920
Coon Rapids Multifamily Revenue Margaret Place
   Series A 6.50% 5/1/25 ..............................   500,000     485,980
Coon Rapids Senior Housing Revenue Refunding
   Epiphany Senior Citizens Housing Corporation
   Project 6.00% 11/1/28 .............................. 3,455,000   3,260,068
Eden Prairie Multifamily Housing
   Tanager Creek (Subordinated)
   8.00% 6/20/31 ......................................   765,000     773,017
Hutchinson Multifamily Housing Revenue Evergreen
   Apartments Project 5.75% 11/1/28 ................... 3,590,000   3,373,019
Minneapolis Multifamily Housing Olson Townhomes
   6.00% 12/1/19 ......................................   800,000     803,624
Minneapolis Nicollet Towers Multifamily Housing
   6.00% 12/1/19 ......................................   300,000     305,934
Minnesota Housing Finance Authority Single Family
   Housing 5.875% 1/1/17 ..............................    95,000      96,443
Minnesota Housing Finance Authority Single Family
   Mortgage Series E 6.25% 1/1/23 .....................    90,000      91,685
Minnesota State Housing Finance Agency Single
   Family Mortgage Series K 5.75% 1/1/26 ..............   980,000     962,948
Minnetonka Senior Housing Revenue Westridge Senior
   Housing Project 6.30% 9/1/08 .......................   110,000     112,594
Minnetonka Senior Housing Revenue Westridge Senior
   Housing Project 6.50% 9/1/12 .......................   285,000     289,232
Minnetonka Senior Housing Revenue Westridge Senior
   Housing Project 7.00% 9/1/27 ....................... 1,275,000   1,312,727
New Brighton Multifamily Polynesian Village
   7.60% 4/1/25 .......................................   300,000     313,104
Oakdale Elderly Housing Revenue PHM/Oakdale
   Project 6.00% 3/1/28 ............................... 1,800,000   1,694,988
Oakdale Housing Oak Meadows Project
   6.75% 4/1/15 ....................................... 1,500,000   1,563,975
Rochester Multifamily Revenue, Wedum/
   Shorewood Campus 6.60% 6/1/36 ...................... 3,000,000   3,061,049
Shoreview Elderly Housing PHM/Shoreview Project
   6.15% 12/1/33 ...................................... 2,955,000   2,825,010
St. Louis Park Multifamily Mortgage Revenue
   Tamarind Project (FNMA) 5.50% 11/1/13 ..............   125,000     124,746
Stillwater Multifamily Housing Stillwater Cottages
   6.75% 11/1/11 ......................................   205,000     203,801
Stillwater Multifamily Housing Stillwater Cottages
   7.00% 11/1/16 ......................................   680,000     679,912
Stillwater Multifamily Housing Stillwater Cottages
   7.00% 11/1/27 ......................................   340,000     339,956
Twin Valley Congregate Housing Revenue Living
   Options Incorporated Project 5.95% 11/1/28 ......... 1,825,000   1,716,924
Washington County Housing - Briarwood Pond -
   (GNMA) Subordinated, B 7.125% 8/20/34 ..............   905,000     880,031
                                                                   ----------
                                                                   29,911,655
                                                                   ----------

  26 for tax-exempt income

  DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
  STATEMENT OF NET ASSETS (CONTINUED)
  ------------------------------------------------------------------------------
                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
                                                       -------------------------
  MUNICIPAL BONDS (CONTINUED)
  INDUSTRIAL DEVELOPMENT REVENUE BONDS - 3.06%
  Andover Development Revenue Downtown Center
   Project Series A 7.00% 12/1/12 .................... $1,640,000  $1,702,566
  Red Wing Industrial Development Revenue for Kmart
   (First Mortgage) 5.50% 7/1/08 .....................    300,000     294,228
                                                                   ----------
                                                                    1,996,794
                                                                   ----------
  LEASE/CERTIFICATES OF PARTICIPATION - 2.35%
  Beltrami County Housing & Redevelopment
   Authority Revenue Lease 6.10% 2/1/12 ..............    460,000     471,035
  Hibbing Economic Development Authority
   6.40% 2/1/12 ......................................    530,000     539,015
  Rice County Certificate of Participation
   6.00% 12/1/21 .....................................    125,000     126,301
  St. Cloud Certificate of Participation
   5.90% 12/1/17 .....................................    400,000     393,816
                                                                   ----------
                                                                    1,530,167
                                                                   ----------
  POWER AUTHORITY REVENUE BONDS - 2.30%
  Bass Brook Pollution Control Revenue for Minnesota
   Power & Light 6.00% 7/1/22 ........................    805,000     812,631
**Puerto Rico Electric Power Authority Revenue
   Series DD Inverse Floater (FSA)
   5.56% 7/1/19 ......................................    400,000     298,548
  Southern Minnesota Municipal Power Agency (FGIC)
   5.75% 1/1/18 ......................................    100,000     100,857
  Western Municipal Power Agency Revenue
   6.125% 1/1/16 .....................................    285,000     285,259
                                                                   ----------
                                                                    1,497,295
                                                                   ----------
 *PRE-REFUNDED BONDS - 0.57%
  Esko Independent School District #99 (FSA)
   5.75% 4/1/17-05 ...................................    100,000     104,547
  Minneapolis HealthCare American Baptist Homes
   8.70% 11/1/09-01 ..................................    150,000     166,634
  Stewartville Independent School District
   (MN School District Enhanced) Series A
   5.75% 2/1/12-05 ...................................    100,000     104,185
                                                                   ----------
                                                                      375,366
                                                                   ----------
  OTHER REVENUE BONDS - 3.75%
  Minneapolis Community Development Agency
   Revenue Holiday Inn Metrodome Project
   6.00% 12/1/01 .....................................  1,100,000   1,103,399
  St. Paul, MN HRA - Acorn Dual Language
   Charter School 6.60% 11/1/24 ......................  1,000,000     964,400
  Woodbury Golf Course Revenue 6.75% 2/1/22 ..........    365,000     374,300
                                                                   ----------
                                                                    2,442,099
                                                                   ----------
  Total Municipal Bonds (cost $65,051,985) ...........             63,558,020
                                                                   ----------

                                                        NUMBER OF
                                                          SHARES
                                                        ---------
  SHORT-TERM INVESTMENTS - 1.86%
  Norwest Federated Municipal Money Market Fund ......  1,211,233   1,211,233
                                                                   ----------
  Total Short-Term Investments (cost $1,211,233) .....              1,211,233
                                                                   ----------

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                                      MARKET
                                                                       VALUE
                                                                    ------------
TOTAL MARKET VALUE OF SECURITIES OWNED - 99.43%
   (COST $66,263,218) .....................................         $64,769,253
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.57% ...             373,099
                                                                    -----------
NET ASSETS APPLICABLE TO 6,379,541 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% .................         $65,142,352
                                                                    ===========

NET ASSET VALUE - MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
   A CLASS ($41,813,340 / 4,095,165 SHARES) ...............              $10.21
                                                                         ======
NET ASSET VALUE - MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
   B CLASS ($15,814,428 / 1,548,460 SHARES) ...............              $10.21
                                                                         ======
NET ASSET VALUE - MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
   C CLASS($7,514,584 / 735,916 SHARES) ...................              $10.21
                                                                         ======
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Inverse Floaters represent a security that pays interest rates that increase
   (decrease) with a decrease (increase) in a specified index. Interest rates disclosed are in effect as of August 31, 1999.

Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
     AMT - Alternative Minimum Tax
    FGIC - Insured by the Financial Guaranty Insurance Company
    FNMA - Insured by the Federal National Mortgage Association
     FSA - Insured by Financial Security Assurance
    GNMA - Insured by the Government National Mortgage Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $.01 par value, 100,000,000,000 shares authorized to the Fund with 10,000,000,000 shares allocated to Minnesota
   High-Yield Municipal Bond Fund A Class, 10,000,000,000 shares allocated to Minnesota High-Yield Municipal Bond Fund B Class
   and 10,000,000,000 shares allocated to Minnesota High-Yield
   Municipal Bond Fund C Class .................................... $66,832,444
Undistributed net investment income ...............................      17,459
Accumulated net realized loss on investments ......................    (213,586)
Net unrealized depreciation of investments ........................  (1,493,965)
                                                                    -----------
Total net assets .................................................. $65,142,352
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE FOR MINNESOTA HIGH-YIELD
   MUNICIPAL BOND FUND A CLASS
Net asset value per share (A) .....................................      $10.21
Sales charge (3.75% of offering price or 3.92% of
   amount invested per share) (B) .................................        0.40
                                                                         ------
Offering price ....................................................      $10.61
                                                                         ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more for Minnesota High-Yield Municipal Bond Fund A Class.

                             See accompanying notes
                                                        for tax-exempt income 27

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                                                                     VOYAGEUR       VOYAGEUR
                                                                      VOYAGEUR       VOYAGEUR      INTERMEDIATE      MUTUAL
                                                                      TAX-FREE       INSURED         TAX-FREE      FUNDS, INC.
                                                                     FUNDS, INC.    FUNDS, INC.     FUNDS, INC.     MINNESOTA
                                                                      TAX-FREE      MINNESOTA       MINNESOTA       HIGH-YIELD
                                                                      MINNESOTA      INSURED         TAX-FREE       MUNICIPAL
                                                                        FUND          FUND       INTERMEDIATE FUND  BOND FUND
                                                                     ---------------------------------------------------------
INVESTMENT INCOME:
Interest ..........................................................  $25,216,821    $16,877,501      $3,534,402     $3,608,601
                                                                     -----------    -----------      ----------     ----------
EXPENSES:
Management fees ...................................................    2,233,518      1,488,420         270,971        349,134
Distribution expense ..............................................    1,216,791        858,682         127,794        308,602
Dividend disbursing and transfer agent fees and expenses ..........      292,530        227,417          60,263         51,394
Registration fees .................................................       21,300         17,822           4,500         11,591
Reports and statements to shareholders ............................       61,586         73,153           7,254         19,811
Accounting and administration .....................................      179,592        119,977          23,460         22,346
Professional fees .................................................       32,253         30,681           6,183         10,000
Custodian fees ....................................................       27,500         23,500           5,650          5,550
Taxes (other than taxes on income) ................................       40,850         32,623           8,830          5,913
Directors' fees ...................................................        8,154          8,683           4,735          1,443
Other .............................................................       66,846         26,622           1,924          1,691
                                                                     -----------    -----------      ----------     ----------
                                                                       4,180,920      2,907,580         521,564        787,475
Less expenses absorbed or waived ..................................          --             --              --        (297,922)
Less expenses paid indirectly .....................................       (9,940)        (6,829)         (1,427)        (1,375)
                                                                     -----------    -----------      ----------     ----------
Total operating expenses ..........................................    4,170,980      2,900,751         520,137        488,178
Interest expense ..................................................       52,495         11,653           2,214         13,915
                                                                     -----------    -----------      ----------     ----------
Total expenses ....................................................    4,223,475      2,912,404         522,351        502,093
                                                                     -----------    -----------      ----------     ----------

NET INVESTMENT INCOME .............................................   20,993,346     13,965,097       3,012,051      3,106,508
                                                                     -----------    -----------      ----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments ...........................     (147,117)       137,142        (140,464)      (201,795)
Net change in unrealized appreciation/depreciation of investments .  (25,287,979)   (14,549,781)     (3,073,048)    (3,408,558)
                                                                     -----------    -----------      ----------     ----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...................  (25,435,096)   (14,412,639)     (3,213,512)    (3,610,353)
                                                                     -----------    -----------      ----------     ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............  $(4,441,750)   $  (447,542)     $ (201,461)    $ (503,845)
                                                                     ===========    ===========      ==========     ==========

                             See accompanying notes

28 for tax-exempt income

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          VOYAGEUR TAX-FREE FUNDS, INC.         VOYAGEUR INSURED FUNDS, INC.
                                                            TAX-FREE MINNESOTA FUN                 MINNESOTA INSURED FUND
                                                    -------------------------------------------------------------------------------
                                                     YEAR ENDED   EIGHT MONTHS   YEAR ENDED   YEAR ENDED  EIGHT MONTHS  YEAR ENDED
                                                      8/31/99     ENDED 8/31/98   12/31/97      8/31/99   ENDED 8/31/98  12/31/97
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ..........................    $ 20,993,346  $ 14,121,711  $ 22,233,984 $ 13,965,097 $  9,421,773 $ 14,992,728
Net realized gain (loss) on investments                 (147,117)      998,916     3,216,993      137,142       32,436    1,476,574
Net change in unrealized appreciation/depreciation
   of investments ..............................     (25,287,979)    3,595,749    13,746,414  (14,549,781)   2,911,667    7,964,819
                                                    ------------  ------------  ------------ ------------ ------------  -----------
Net increase (decrease) in net assets resulting
   from operations .............................      (4,441,750)   18,716,376    39,197,391     (447,542)  12,365,876   24,434,121
                                                    ------------  ------------  ------------ ------------ ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .....................................     (20,174,383)  (13,881,351)  (21,801,997) (13,346,041)  (9,116,602) (14,559,667)
   B Class .....................................        (487,034)     (254,452)     (342,308)    (465,991)    (253,079)    (326,611)
   C Class .....................................        (262,572)     (110,969)     (121,569)    (153,065)     (84,466)    (135,307)
Net realized gain on investments:
   A Class .....................................      (1,282,605)     (701,597)         --           --            --          --
   B Class .....................................         (33,499)      (16,734)         --           --            --          --
   C Class .....................................         (17,432)       (7,940)         --           --            --          --
                                                    ------------  ------------  ------------ ------------ ------------  -----------
                                                    (22,257,525)   (14,973,043)  (22,265,874) (13,965,097)  (9,454,147) (15,021,585)
                                                    ------------  ------------  ------------ ------------ ------------  -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .....................................      31,725,320    16,789,907    30,690,547   16,615,252    8,614,988   16,105,669
   B Class .....................................       4,642,678     2,144,150     2,901,401    3,412,545    1,720,072    2,803,647
   C Class .....................................       3,462,305     2,221,006     1,258,502    1,749,748      302,962      726,891

Net asset value of shares issued upon reinvestment
   of distributions from net investment income and
   net realized gain on investments:
   A Class .....................................      14,191,034     9,615,052    14,861,153    8,915,770    6,103,879   10,480,178
   B Class .....................................         358,655       203,099       265,963      301,236      175,169      249,513
   C Class .....................................         212,238       101,927       108,591      123,826       65,047      114,902
                                                    ------------  ------------  ------------ ------------ ------------  -----------
                                                      54,592,230    31,075,141    50,086,157   31,118,377   16,982,117   30,480,800
                                                    ------------  ------------  ------------ ------------ ------------  -----------
Cost of shares repurchased:
   A Class .....................................     (42,409,234)  (31,266,997)  (73,076,182) (26,476,059) (22,936,162) (52,017,149)
   B Class .....................................      (1,147,113)     (403,632)   (1,502,411)  (1,657,474)    (547,658)  (1,207,521)
   C Class .....................................      (1,339,166)     (537,644)   (1,472,994)    (622,365)    (287,466)    (973,441)
                                                    ------------  ------------  ------------ ------------ ------------  -----------
                                                     (44,895,513)  (32,208,273)  (76,051,587) (28,755,898) (23,771,286) (54,198,111)
                                                    ------------  ------------  ------------ ------------ ------------  -----------
Increase (decrease) in net assets derived from
   capital share transactions ..................       9,696,717    (1,133,132)  (25,965,430)   2,362,479   (6,789,169) (23,717,311)
                                                    ------------  ------------  ------------ ------------ ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS ..........     (17,002,558)    2,610,201    (9,033,913) (12,050,160)  (3,877,440) (14,304,775)

NET ASSETS:
Beginning of period ............................     431,272,464   428,662,263   437,696,176  296,638,076  300,515,516  314,820,291
                                                    ------------  ------------  ------------ ------------ ------------  -----------
End of period ..................................    $414,269,906  $431,272,464  $428,662,263 $284,587,916 $296,638,076 $300,515,516
                                                    ============  ============  ============ ============ ============ ============

                             See accompanying notes
                                                        for tax-exempt income 29

--------------------------------------------------------------------------------

                                                    VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, INC.     VOYAGEUR MUTUAL FUNDS, INC.
                                                      TAX-FREE MINNESOTA INTERMEDIATE FUND  MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
                                                    --------------------------------------------------------------------------------
                                                     YEAR ENDED   EIGHT MONTHS     YEAR ENDED  YEAR ENDED EIGHT MONTHS   YEAR ENDED
                                                       8/31/99    ENDED 8/31/98     12/31/97     8/31/99  ENDED 8/31/98   12/31/97
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ............................   $ 3,012,051   $ 1,908,966    $ 2,988,988 $ 3,106,508 $ 1,341,908   $ 1,229,469
Net realized gain (loss) on investments ..........      (140,464)      103,601        638,280    (201,795)       (648)       (4,334)
Net change in unrealized appreciation/depreciation
   of investments ................................    (3,073,048)     (121,364)       321,114  (3,408,558)    659,652     1,166,080
                                                     -----------   -----------    ----------- ----------- -----------  ------------
Net increase (decrease) in net assets resulting
   from operations ...............................      (201,461)    1,891,203      3,948,382    (503,845)  2,000,912     2,391,215
                                                     -----------   -----------    ----------- ----------- -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .......................................    (2,843,696)   (1,838,819)    (2,915,016) (2,089,853)   (873,324)     (783,576)
   B Class .......................................       (86,563)      (29,833)       (26,474)   (704,387)   (359,748)     (312,756)
   C Class .......................................       (79,885)      (42,221)       (52,600)   (295,807)   (134,232)     (109,945)
                                                     -----------   -----------    ----------- ----------- -----------  ------------
                                                      (3,010,144)   (1,910,873)    (2,994,090) (3,090,047) (1,367,304)   (1,206,277)
                                                     -----------   -----------    ----------- ----------- -----------  ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .......................................    11,359,599     3,869,637      7,081,491  13,786,474  15,804,815    12,612,422
   B Class .......................................     1,677,583       702,708        669,318   4,295,037   5,379,096     5,453,844
   C Class .......................................     1,224,701       644,898        810,790   3,126,801   2,319,609     2,470,327

Net asset value of shares issued upon reinvestment of
   distributions from net investment income and net
   realized gain on investments:
   A Class .......................................     2,116,790     1,378,025      2,185,735   1,146,164     580,383       503,798
   B Class .......................................        56,875        24,782         23,336     404,641     202,199       160,239
   C Class .......................................        70,383        38,393         52,025     207,133      99,018        89,364
                                                     -----------   -----------    ----------- ----------- -----------  ------------
                                                      16,505,931     6,658,443     10,822,695  22,966,250  24,385,120    21,289,994
                                                     -----------   -----------    ----------- ----------- -----------  ------------
Cost of shares repurchased:
   A Class .......................................    (8,562,397)   (8,471,167)   (18,684,272) (4,114,523) (2,500,965)     (903,309)
   B Class .......................................      (101,621)     (263,216)      (205,353) (1,347,167)   (603,878)     (475,668)
   C Class .......................................      (494,429)     (594,312)      (510,897)   (580,086)   (498,154)     (405,467)
                                                     -----------   -----------    ----------- ----------- -----------  ------------
                                                      (9,158,447)   (9,328,695)   (19,400,522) (6,041,776) (3,602,997)   (1,784,444)
                                                     -----------   -----------    ----------- ----------- -----------  ------------
Increase (decrease) in net assets derived from
   capital share transactions ....................     7,347,484    (2,670,252)    (8,577,827) 16,924,474  20,782,123    19,505,550
                                                     -----------   -----------    ----------- ----------- -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS ............     4,135,879    (2,689,922)    (7,623,535) 13,330,582  21,415,731    20,690,488

NET ASSETS:
Beginning of period ..............................    57,256,434    59,946,356     67,569,891  51,811,770  30,396,039     9,705,551
                                                     -----------   -----------    ----------- ----------- -----------  ------------
End of period ....................................   $61,392,313   $57,256,434    $59,946,356 $65,142,352 $51,811,770   $30,396,039
                                                     ===========   ===========    =========== =========== ===========  ============

                             See accompanying notes

30 for tax-exempt income

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                         VOYAGEUR TAX-FREE FUNDS, INC.
                                                                       TAX-FREE MINNESOTA FUND -- A CLASS
                                                         ---------------------------------------------------------------------------
                                                            YEAR       EIGHT MONTHS     YEAR        YEAR         YEAR        YEAR
                                                            ENDED         ENDED        ENDED        ENDED       ENDED       ENDED
                                                           8/31/99      8/31/98(1)   12/31/97(3)   12/31/96    12/31/95    12/31/94

Net asset value, beginning of period ..................... $13.020       $12.910      $12.400      $12.630     $11.330     $12.850
                                                           -------       -------      -------      -------     -------     -------

Income (loss) from investment operations:
  Net investment income ..................................   0.628         0.431        0.654        0.630       0.620       0.630
  Net realized and unrealized gain (loss) on investments .  (0.752)        0.136        0.511       (0.230)      1.320      (1.480)
                                                           -------       -------      -------      -------     -------     -------
  Total from investment operations .......................  (0.124)        0.567        1.165        0.400       1.940      (0.850)
                                                           -------       -------      -------      -------     -------     -------

Less dividends and distributions:
  Dividends from net investment income ...................  (0.626)       (0.435)      (0.655)      (0.630)     (0.640)     (0.610)
  Distributions from net realized gain on investments ....  (0.040)       (0.022)          --           --          --      (0.050)
  Distributions in excess of net realized gains ..........      --            --           --           --          --      (0.010)
                                                           -------       -------      -------      -------     -------     -------
  Total dividends and distributions ......................  (0.666)       (0.457)      (0.655)      (0.630)     (0.640)     (0.670)
                                                           -------       -------      -------      -------     -------     -------
Net asset value, end of period ........................... $12.230       $13.020      $12.910      $12.400     $12.630     $11.330
                                                           =======       =======      =======      =======     =======     =======

Total Return(2) ..........................................  (1.06%)        4.46%        9.68%        3.33%      17.49%      (6.73%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................$394,144      $416,113     $417,365     $428,380    $455,220    $406,497
  Ratio of expenses to average net assets ................   0.94%         0.89%        0.91%        0.92%       0.93%       0.90%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......   0.94%         0.92%        0.95%        0.92%       0.93%       0.90%
  Ratio of net investment income to average net assets ...   4.89%         5.00%        5.22%        5.13%       5.11%       5.29%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly ...........................................   4.89%         4.97%        5.18%        5.13%       5.11%       5.29%
  Portfolio turnover .....................................     17%           13%          19%          28%         51%         24%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 31

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                               VOYAGEUR TAX-FREE FUNDS, INC.
                                                                             TAX-FREE MINNESOTA FUND -- B CLASS
                                                          --------------------------------------------------------------------------
                                                             YEAR        EIGHT MONTHS      YEAR         YEAR        PERIOD FROM
                                                             ENDED          ENDED          ENDED        ENDED      8/11/95(4) TO
                                                            8/31/99       8/31/98(1)    12/31/97(3)    12/31/96      12/31/95
Net asset value, beginning of period ...................... $13.020        $12.910       $12.400       $12.620       $11.900

Income (loss) from investment operations:
  Net investment income ...................................   0.527          0.366         0.574         0.560         0.450
  Net realized and unrealized
    gain (loss) on investments ............................  (0.740)         0.136         0.508        (0.220)        0.710
                                                            -------        -------       -------       -------       -------
  Total from investment operations ........................  (0.213)         0.502         1.082         0.340         1.160
                                                            -------        -------       -------       -------       -------
Less dividends and distributions:
  Dividends from net investment income ....................  (0.527)        (0.370)       (0.572)       (0.560)       (0.440)
  Distributions from net realized gain on
    investments ...........................................  (0.040)        (0.022)           --            --            --
                                                            -------        -------       -------       -------       -------
  Total dividends and distributions .......................  (0.567)        (0.392)       (0.572)       (0.560)       (0.440)
                                                            -------        -------       -------       -------       -------
Net asset value, end of period ............................ $12.240        $13.020       $12.910       $12.400       $12.620
                                                            =======        =======       =======       =======       =======

Total Return(2) ...........................................  (1.74%)         3.94%         8.95%         2.83%         9.95%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................. $13,312        $10,246        $8,215        $6,233        $2,701
  Ratio of expenses to average net assets .................   1.69%          1.64%         1.56%         1.50%         1.38%(5)
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......   1.69%          1.67%         1.60%         1.67%         1.63%(5)
  Ratio of net investment income to average
    net assets ............................................   4.14%          4.25%         4.57%         4.53%         4.43%(5)
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly .......................................   4.14%          4.22%         4.53%         4.36%         4.18%(5)
  Portfolio turnover ......................................     17%            13%           19%           28%           51%

---------------
RESTUBBED TABLE
---------------

                                                                               VOYAGEUR TAX-FREE FUNDS, INC.
                                                                             TAX-FREE MINNESOTA FUND -- C CLASS
                                                     -------------------------------------------------------------------------------
                                                                                                            YEAR         PERIOD
                                                       YEAR     EIGHT MONTHS      YEAR        YEAR          ENDED         FROM
                                                       ENDED       ENDED          ENDED       ENDED      PERIOD FROM   5/4/94(4) TO
                                                      8/31/99    8/31/98(1)    12/31/97(3)   12/31/96     12/31/95       12/31/94
Net asset value, beginning of period ............... $13.040      $12.920        $12.410     $12.630       $11.330       $11.960

Income (loss) from investment operations:
  Net investment income ............................   0.536        0.374          0.564       0.540         0.530         0.340
  Net realized and unrealized
    gain (loss) on investments .....................  (0.756)       0.138          0.508      (0.220)        1.320        (0.610)
                                                     -------      -------        -------     -------       -------       -------
 Total from investment operations ..................  (0.220)       0.512          1.072       0.320         1.850        (0.270)
                                                     -------      -------        -------     -------       -------       -------
Less dividends and distributions:
  Dividends from net investment income .............  (0.530)      (0.370)        (0.562)     (0.540)       (0.550)       (0.320)
  Distributions from net realized gain on
    investments ....................................  (0.040)      (0.022)            --          --            --        (0.040)
                                                     -------      -------        -------     -------       -------       -------
  Total dividends and distributions ................  (0.570)      (0.392)        (0.562)     (0.540)       (0.550)       (0.360)
                                                     -------      -------        -------     -------       -------       -------
Net asset value, end of period ..................... $12.250      $13.040        $12.920     $12.410       $12.630       $11.330
                                                     =======      =======        =======     =======       =======       =======

Total Return(2) ....................................  (1.80%)       4.02%          8.82%       2.64%        16.62%        (2.30%)
Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..........  $6,814       $4,914         $3,083      $3,083        $2,319        $1,061
  Ratio of expenses to average net assets ..........   1.69%        1.64%          1.65%       1.67%         1.67%         1.72%(5)
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly.   1.69%        1.67%          1.69%       1.67%         1.67%         1.72%(5)
  Ratio of net investment income to average
    net assets .....................................   4.14%        4.25%          4.48%       4.38%         4.33%         4.56%(5)
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly ................................   4.14%        4.22%          4.44%       4.38%         4.33%         4.56%(5)

  Portfolio turnover ...............................     17%          13%            19%         28%           51%           24%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized.

                             See accompanying notes

32 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                  VOYAGEUR INSURED FUNDS, INC.
                                                                                 MINNESOTA INSURED FUND -- A CLASS
                                                              ---------------------------------------------------------------------
                                                               YEAR     EIGHT MONTHS    YEAR        YEAR        YEAR       YEAR
                                                               ENDED        ENDED       ENDED       ENDED       ENDED      ENDED
                                                              8/31/99    8/31/98(1)  12/31/97(3)  12/31/96    12/31/95   12/31/94
Net asset value, beginning of period .......................  $11.050     $10.940      $10.600    $10.730       $9.610    $11.020

Income (loss) from investment operations:
   Net investment income ...................................    0.518       0.349        0.533      0.520        0.510      0.540
   Net realized and unrealized gain (loss) on investments...   (0.530)      0.111        0.341     (0.130)       1.140     (1.390)
                                                              -------     -------      -------    -------      -------     ------
   Total from investment operations.........................   (0.012)      0.460        0.874      0.390        1.650     (0.850)
                                                              -------     -------      -------    -------      -------     ------

Less dividends and distributions:
   Dividends from net investment income.....................   (0.518)     (0.350)      (0.534)    (0.520)      (0.530)    (0.520)
   Distributions from net realized gain on investments......       --          --           --         --           --     (0.040)
                                                              -------     -------      -------    -------      -------     ------
   Total dividends and distributions .......................   (0.518)     (0.350)      (0.534)    (0.520)      (0.530)    (0.560)
                                                              -------     -------      -------    -------      -------     ------
Net asset value, end of period .............................  $10.520     $11.050      $10.940    $10.600      $10.730     $9.610
                                                              =======     =======      =======    =======      =======     ======

Total Return(2).............................................   (0.17%)      4.28%        8.49%      3.75%       17.52%     (7.88%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted).................. $268,507    $283,057     $288,494   $304,877     $307,734   $284,132
   Ratio of expenses to average net assets..................    0.94%       0.92%        0.92%      0.92%        0.87%      0.61%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly .......    0.94%       0.94%        0.94%      0.92%        0.92%      0.94%
   Ratio of net investment income to average net assets.....    4.74%       4.79%        5.01%      4.93%        4.92%      5.29%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly ............................................    4.74%       4.77%        4.99%      4.93%        4.87%      4.96%
   Portfolio turnover.......................................       4%          6%          21%        14%          54%        25%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 33

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                         VOYAGEUR INSURED FUNDS, INC.
                                                      MINNESOTA INSURED FUND -- B CLASS
                                        ----------------------------------------------------------
                                          YEAR     EIGHT MONTHS   YEAR        YEAR     PERIOD FROM
                                          ENDED      ENDED       ENDED        ENDED   3/7/95(4) TO
                                         8/31/99   8/31/98(1)  12/31/97(3)  12/31/96    12/31/95
Net asset value, beginning
   of period .........................  $11.040     $10.930      $10.580     $10.720      $10.140

Income (loss) from investment
   operations:
   Net investment income .............    0.436       0.294        0.454       0.450        0.380
   Net realized and unrealized
    gain (loss) on investments .......   (0.529)      0.111        0.348      (0.140)       0.580
                                        -------     -------      -------     -------      -------
   Total from investment
    operations .......................   (0.093)      0.405        0.802       0.310        0.960
                                        -------     -------      -------     -------      -------
Less dividends and
   distributions:
   Dividends from net
    investment income ................   (0.437)     (0.295)      (0.452)     (0.450)      (0.380)
   Distributions from net realized
    gain on investments ..............       --          --           --          --           --
                                        -------     -------      -------     -------      -------
   Total dividends and distributions     (0.437)     (0.295)      (0.452)     (0.450)      (0.380)
                                        -------     -------      -------     -------      -------
Net asset value, end of period .......  $10.510     $11.040      $10.930     $10.580      $10.720
                                        =======     =======      =======     =======      =======

Total Return(2) ......................   (0.91%)      3.76%        7.77%       3.03%        9.59%

Ratios and supplemental data:
   Net assets, end of period
    (000 omitted) ....................  $11,827     $10,374       $8,926      $6,817       $4,655
   Ratio of expenses to average
    net assets .......................    1.69%       1.67%        1.67%       1.56%        1.34%(5)
   Ratio of expenses to average
    net assets prior to
    expense limitation and
    expenses paid indirectly..........    1.69%       1.69%        1.69%       1.68%        1.64%(5)
   Ratio of net investment
    income to average
    net assets  ......................    3.99%       4.04%        4.26%       4.29%        4.15%(5)
   Ratio of net investment
    income to average net
    assets prior to expense
    limitation and expenses
    paid  indirectly .................    3.99%       4.02%        4.24%       4.17%        3.85%(5)
   Portfolio turnover ................       4%          6%          21%         14%          54%


[RESTUBBED TABLE]

                                                           VOYAGEUR INSURED FUNDS, INC.
                                                          MINNESOTA INSURED FUND -- C CLASS
                                          ----------------------------------------------------------------------
                                           YEAR     EIGHT MONTHS     YEAR       YEAR        YEAR     PERIOD FROM
                                           ENDED       ENDED        ENDED      ENDED       ENDED     5/4/94(4) TO
                                          8/31/99     8/31/98(1)  12/31/97(3) 12/31/96    12/31/95     12/31/94
Net asset value, beginning
   of period ..........................   $11.050      $10.940     $10.600     $10.730       $9.610     $10.230

Income (loss) from investment
   operations:
   Net investment income...............     0.438        0.295       0.454       0.440        0.430       0.300
   Net realized and unrealized
    gain (loss) on investments ........    (0.531)       0.110       0.338      (0.130)       1.140      (0.620)
                                          -------      -------     -------     -------      -------      ------
   Total from investment
    operations ........................    (0.093)       0.405       0.792       0.310        1.570      (0.320)
                                          -------      -------     -------     -------      -------      ------
Less dividends and
   distributions:
   Dividends from net
    investment income .................    (0.437)      (0.295)     (0.452)     (0.440)      (0.450)     (0.280)
   Distributions from net realized
    gain on investments ...............        --           --          --          --           --      (0.020)
                                          -------      -------     -------     -------      -------      ------
   Total dividends and distributions...    (0.437)      (0.295)     (0.452)     (0.440)      (0.450)     (0.300)
                                          -------      -------     -------     -------      -------      ------
Net asset value, end of period ........   $10.520      $11.050     $10.940     $10.600      $10.730      $9.610
                                          =======      =======     =======     ======-=     =======      ======

Total Return(2) .......................    (0.91%)       3.76%       7.66%       2.98%       16.63%      (3.14%)

Ratios and supplemental data:
   Net assets, end of period
    (000 omitted) .....................    $4,253       $3,207      $3,096      $3,126       $3,166      $1,525
   Ratio of expenses to average
    net assets.........................     1.69%        1.67%       1.67%       1.68%        1.66%       1.36%(5)
   Ratio of expenses to average
    net assets prior to................
    expense limitation and
    expenses paid indirectly ..........     1.69%        1.69%       1.69%       1.68%        1.67%       1.68%(5)
   Ratio of net investment
    income to average
    net assets ........................     3.99%        4.04%       4.26%       4.18%        4.11%       4.68%(5)
   Ratio of net investment
    income to average net
    assets prior to expense
    limitation and expenses
    paid  indirectly ..................     3.99%        4.02%       4.24%       4.18%        4.10%       4.36%(5)
   Portfolio turnover .................        4%           6%         21%         14%          54%         25%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized.

                             See accompanying notes

34 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                           VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, INC.
                                                                         TAX-FREE MINNESOTA INTERMEDIATE FUND - A CLASS
                                                         ---------------------------------------------------------------------------
                                                               YEAR     EIGHT MONTHS    YEAR        YEAR       YEAR        YEAR
                                                               ENDED       ENDED       ENDED       ENDED      ENDED       ENDED
                                                              8/31/99    8/31/98(1)  12/31/97(3) 12/31/96    12/31/95    12/31/94
Net asset value, beginning of period                          $11.160     $11.170     $10.990     $11.140    $10.500     $11.160

Income (loss) from investment operations:
   Net investment income................................        0.541       0.363       0.535       0.510        0.510       0.450
   Net realized and unrealized gain (loss) on
    investments ........................................       (0.550)     (0.009)      0.180      (0.150)       0.640      (0.660)
                                                             --------    --------     -------    --------     --------     --------
   Total from investment operations ....................       (0.009)      0.354       0.715       0.360        1.150      (0.210)
                                                             --------    --------     -------    --------     --------     --------

Less dividends and distributions:
   Dividends from net investment income ................       (0.541)     (0.364)     (0.535)     (0.510)      (0.510)     (0.450)
                                                             --------    --------     -------    --------     --------     --------
   Total dividends and distributions ...................       (0.541)     (0.364)     (0.535)     (0.510)      (0.510)     (0.450)
                                                             --------    --------     -------    --------     --------     --------
Net asset value, end of period .........................      $10.610     $11.160     $11.170     $10.990      $11.140     $10.500
                                                             ========    ========    ========    ========     ========     ========

Total Return(2) ........................................       (0.14%)      3.22%       6.69%       3.46%       11.00%      (1.91%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............      $56,222     $54,281     $57,524     $66,024      $72,405     $84,168
   Ratio of expenses to average net assets .............        0.79%       0.80%       0.91%       0.89%        0.91%       0.92%
   Ratio of expenses to average net assets prior
    to expense limitation and expenses paid
    indirectly .........................................        0.79%       0.80%       0.95%       0.89%        0.91%       0.92%
   Ratio of net investment income to average net assets.        4.91%       4.90%       4.86%       4.69%        4.61%       4.18%
   Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly .........................................        4.91%       4.90%       4.82%       4.69%        4.61%       4.18%
   Portfolio turnover ..................................          13%         14%         21%         28%          40%         42%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 35

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                       VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, INC.
                                                                    TAX-FREE MINNESOTA INTERMEDIATE FUND - B CLASS
                                                        -----------------------------------------------------------------
                                                              YEAR      EIGHT MONTHS     YEAR       YEAR      PERIOD FROM
                                                             ENDED        ENDED         ENDED       ENDED    8/15/95(4) TO
                                                            8/31/99      8/31/98(1)   12/31/97(3)  12/31/96    12/31/95
Net asset value, beginning
   of period ......................................         $11.180      $11.170       $10.990     $11.140      $10.950

Income (loss) from investment operations:
   Net investment income ..........................           0.450        0.301         0.437       0.440        0.170
   Net realized and unrealized gain (loss)
   on investments .................................          (0.552)       0.009         0.190      (0.150)       0.190
                                                           --------     --------      --------    --------     --------
   Total from investment
    operations ....................................          (0.102)       0.310         0.627       0.290        0.360
                                                           --------     --------      --------    --------     --------

Less dividends:
   Dividends from net investment income ...........          (0.448)      (0.300)       (0.447)     (0.440)      (0.170)
                                                           --------     --------      --------    --------     --------
   Total dividends ................................          (0.448)      (0.300)       (0.447)     (0.440)      (0.170)
                                                           --------     --------      --------    --------     --------
Net asset value, end of period ....................         $10.630      $11.180       $11.170     $10.990      $11.140
                                                           ========     ========      ========    ========     ========

Total Return(2) ...................................          (0.98%)       2.82%         5.84%       2.74%        3.26%

Ratios and supplemental data:
   Net assets, end of period
    (000 omitted) .................................          $2,878       $1,375          $910        $408          $27
   Ratio of expenses to average net assets ........            1.64%        1.65%         1.81%       1.56%        1.30%(5)
   Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly ...............................            1.64%        1.65%         1.85%       1.62%        1.55%(5)
   Ratio of net investment income to average
    net assets ....................................            4.06%        4.05%         3.96%       3.99%        3.93%(5)
   Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly ...............................            4.06%        4.05%         3.92%       3.93%        3.68%(5)
   Portfolio turnover .............................              13%          14%           21%         28%          40%

                                [RESTUBBED TABLE]

                                                                         VOYAGEUR INTERMEDIATE TAX-FREE FUNDS
                                                                     TAX-FREE MINNESOTA INTERMEDIATE FUND - C CLASS
                                                         -----------------------------------------------------------------------
                                                           YEAR    EIGHT MONTHS     YEAR        YEAR        YEAR    PERIOD FROM
                                                           ENDED      ENDED         ENDED       ENDED       ENDED   4/30/94(4) TO
                                                          8/31/99   8/31/98(1)   12/31/97(3)  12/31/96    12/31/95    12/31/94
Net asset value, beginning
   of period ......................................      $11.170      $11.170     $10.990     $11.130      $10.500     $10.740

Income (loss) from investment operations:
   Net investment income ..........................        0.449        0.301       0.440       0.430        0.420       0.240
   Net realized and unrealized gain (loss)
    on investments ................................       (0.561)      (0.001)      0.187      (0.140)       0.630      (0.240)
                                                        --------     --------    --------    --------     --------    --------
   Total from investment
   operations .....................................       (0.112)       0.300       0.627       0.290        1.050      --
                                                        --------     --------    --------    --------     --------    --------

Less dividends:
   Dividends from net investment income ...........       (0.448)      (0.300)     (0.447)     (0.430)      (0.420)     (0.240)
                                                        --------     --------    --------    --------     --------    --------
   Total dividends ................................       (0.448)      (0.300)     (0.447)     (0.430)      (0.420)     (0.240)
                                                        --------     --------    --------    --------     --------    --------
Net asset value, end of period ....................      $10.610      $11.170     $11.170     $10.990      $11.130     $10.500
                                                        ========     ========    ========    ========     ========    ========

Total Return(2) ...................................       (1.08%)       2.73%       5.84%       2.69%       10.18%      (0.03%)

Ratios and supplemental data:
   Net assets, end of period
    (000 omitted) .................................       $2,293       $1,601      $1,512      $1,137         $694        $341
   Ratio of expenses to average
    net assets ....................................         1.64%        1.65%       1.77%       1.64%        1.63%       1.71%(5)
   Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly ...............................         1.64%        1.65%       1.81%       1.64%        1.63%       1.71%(5)
   Ratio of net investment income to average
    net assets ....................................         4.06%        4.05%       4.00%       3.94%        3.82%       3.35%(5)
   Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly ...............................         4.06%        4.05%       3.96%       3.94%        3.82%       3.35%(5)
   Portfolio turnover .............................           13%          14%         21%         28%          40%         42%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized.

                             See accompanying notes

36 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                         VOYAGEUR MUTUAL FUNDS, INC.
                                                                            MINNESOTA HIGH-YIELD
                                                                       MUNICIPAL BOND FUND -- A CLASS
                                                            -------------------------------------------------------
                                                              YEAR        EIGHT MONTHS      YEAR       PERIOD FROM
                                                              ENDED           ENDED         ENDED       6/4/96(4)
                                                             8/31/99       8/31/98(1)    12/31/97(3)    12/31/96
Net asset value, beginning of period ..................      $10.810        $10.650        $10.180       $10.000

Income (loss) from investment operations:
   Net investment income ..............................        0.583          0.392          0.643         0.350
   Net realized and unrealized gain (loss)
     on investments ...................................       (0.603)         0.170          0.463         0.180
                                                             -------        -------        -------       -------
   Total from investment operations ...................       (0.020)         0.562          1.106         0.530
                                                             -------        -------        -------       -------

Less dividends:
   Dividends from net investment income ...............       (0.580)        (0.402)        (0.636)       (0.350)
                                                             -------        -------        -------       -------
   Total dividends ....................................       (0.580)        (0.402)        (0.636)       (0.350)
                                                             -------        -------        -------       -------
Net asset value, end of period ........................      $10.210        $10.810        $10.650       $10.180
                                                             =======        =======        =======       =======

Total Return(2)........................................       (0.27%)         5.37%         11.26%         5.40%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............      $41,813        $33,296        $19,017       $ 6,068
   Ratio of expenses to average net assets ............        0.57%          0.40%          0.09%         0.24%(5)
   Ratio of expenses to average net assets prior
     to expense limitation and expenses paid indirectly        1.07%          1.20%          1.24%         1.25%(5)
   Ratio of net investment income to average net assets        5.46%          5.50%          6.16%         5.78%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly .......................................        4.96%          4.70%          5.01%         4.77%(5)
   Portfolio turnover .................................          35%             7%            23%           15%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 37
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                             VOYAGEUR MUTUAL FUNDS, INC.
                                                                                MINNESOTA HIGH-YIELD
                                                                           MUNICIPAL BOND FUND -- B CLASS
                                                               --------------------------------------------------------
                                                                  YEAR        EIGHT MONTHS     YEAR       PERIOD FROM
                                                                  ENDED          ENDED         ENDED     6/12/96(4) TO
                                                                 8/31/99       8/31/98(1)    12/31/97(3)    12/31/96
Net asset value, beginning of period ..................          $10.810        $10.660       $10.190       $ 9.780

Income (loss) from investment operations:
   Net investment income ..............................            0.507          0.343         0.557         0.290
   Net realized and unrealized gain (loss)
     on investments ...................................           (0.604)         0.159         0.470         0.410
                                                                 -------        -------       -------       -------
   Total from investment operations ...................           (0.097)         0.502         1.027         0.700
                                                                 -------        -------       -------       -------

Less dividends:
   Dividends from net investment income ...............           (0.503)        (0.352)       (0.557)       (0.290)
                                                                 -------        -------       -------       -------
   Total dividends ....................................           (0.503)        (0.352)       (0.557)       (0.290)
                                                                 -------        -------       -------       -------
Net asset value, end of period ........................          $10.210        $10.810       $10.660       $10.190
                                                                 =======        =======       =======       =======

Total Return(2)........................................           (0.99%)         4.77%        10.41%         7.29%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............          $15,814        $13,351       $ 8,201       $ 2,738
   Ratio of expenses to average net assets ............            1.32%          1.15%         0.85%         0.95%(5)
   Ratio of expenses to average net assets prior
     to expense limitation and expenses paid indirectly            1.82%          1.95%         2.00%         2.00%(5)
   Ratio of net investment income to average net assets            4.71%          4.75%         5.40%         5.14%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly .......................................            4.21%          3.95%         4.25%         4.09%(5)
   Portfolio turnover .................................              35%             7%           23%           15%

RESTUBBED TABLE
                                                                             VOYAGEUR MUTUAL FUNDS, INC.
                                                                                MINNESOTA HIGH-YIELD
                                                                           MUNICIPAL BOND FUND -- C CLASS
                                                               --------------------------------------------------------
                                                                  YEAR       EIGHT MONTHS     YEAR        PERIOD FROM
                                                                  ENDED         ENDED         ENDED      6/12/96(4) TO
                                                                 8/31/99      8/31/98(1)    12/31/97(3)    12/31/96
Net asset value, beginning of period ..................          $10.810       $10.650       $10.180       $ 9.990

Income (loss) from investment operations:
   Net investment income ..............................            0.505         0.340         0.572         0.300
   Net realized and unrealized gain (loss)
     on investments ...................................           (0.602)        0.170         0.455         0.190
                                                                 -------       -------       -------       -------
   Total from investment operations ...................           (0.097)        0.510         1.027         0.490
                                                                 -------       -------       -------       -------

Less dividends:
   Dividends from net investment income ...............           (0.503)       (0.350)       (0.557)       (0.300)
                                                                 -------       -------       -------       -------
   Total dividends ....................................           (0.503)       (0.350)       (0.557)       (0.300)
                                                                 -------       -------       -------       -------
Net asset value, end of period ........................          $10.210       $10.810       $10.650       $10.180
                                                                 =======       =======       =======       =======

Total Return(2)........................................           (0.99%)        4.87%        10.41%         5.02%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............          $ 7,515       $ 5,165       $ 3,178       $   900
   Ratio of expenses to average net assets ............            1.32%         1.15%         0.83%         0.99%(5)
   Ratio of expenses to average net assets prior
     to expense limitation and expenses paid indirectly            1.82%         1.95%         1.98%         2.00%(5)
   Ratio of net investment income to average net assets            4.71%         4.75%         5.42%         4.90%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly .......................................            4.21%         3.95%         4.27%         3.89%(5)
   Portfolio turnover .................................              35%            7%           23%           15%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized.

                             See accompanying notes

38 for tax-exempt income

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999
--------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Fund ("Tax-Free Minnesota Fund"), a series of the Voyageur Tax-Free Funds, Inc.; Delaware Minnesota Insured Fund ("Minnesota Insured Fund"), a series of the Voyageur Insured Funds, Inc.; Delaware Tax-Free Minnesota Intermediate Fund ("Tax-Free Minnesota Intermediate Fund"), a series of the Voyageur Intermediate Tax-Free Funds, Inc.; and Delaware Minnesota High-Yield Municipal Bond Fund ("Minnesota High-Yield Municipal Bond Fund") a series of the Voyageur Mutual Funds, Inc., (each referred to as a "Fund" or collectively as the "Funds") are each registered as a Delaware Business Trust under the Investment Company Act of 1940 (as amended) as open-end management investment companies. The Tax-Free Minnesota Fund, Minnesota Insured Fund, Tax-Free Minnesota Intermediate Fund and Minnesota High-Yield Municipal Bond Fund are registered as a non-diversified Funds.

The Tax-Free Minnesota Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Minnesota Insured Fund seeks high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds. The Tax-Free Minnesota Intermediate Fund seeks to preserve original investment principal while providing income free from both federal and state income taxes by investing in intermediate term investment grade municipal bonds. The Minnesota High-Yield Municipal Bond Fund seeks high current income free from both federal and state income taxes by investing in medium and lower-grade municipal bonds.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation--Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes--Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses for the year ended August 31, 1999 were:

   Tax-Free Minnesota Fund ........................   $9,940
   Minnesota Insured Fund .........................    6,829
   Tax-Free Minnesota Intermediate Fund ...........    1,427
   Minnesota High-Yield Municipal Bond Fund .......    1,375

The expenses paid under the above arrangement are included in their respective expense captions in the Statement of Operations with the corresponding expenses offset shown as "expenses paid indirectly".

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company ("DMC"), the Investment Manager of each Fund, an annual fee, which is calculated daily on the average daily net assets of each Fund.

Commencing April 1, 1999, and in accordance with the terms of the Investment Management Agreement, the Minnesota Insured Fund pays DMC, the Investment Manager of the Fund, an annual fee which is calculated at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million. The Minnesota High-Yield Municipal Bond Fund pays DMC, the Investment Manager of the Fund, an annual fee which is calculated at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million.

Commencing April 15, 1999, and in accordance with the terms of the Investment Management Agreement, the Tax-Free Minnesota Fund pays DMC, the Investment Manager of the Fund, an annual fee which is calculated at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million. The Tax-Free Minnesota Intermediate Fund pays DMC, the Investment Manager of the Fund, an annual fee which is calculated at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million.

Prior to April 1, 1999, and April 15, 1999, respectively, the Tax-Free Minnesota Fund and the Minnesota Insured Fund paid DMC an annual fee which was calculated at the rate of 0.50% of the average daily net assets of the Fund, the Tax-Free Minnesota Intermediate Fund paid DMC an annual fee which was calculated at the rate of 0.40% of the average daily net assets of the Fund, and the Minnesota High-Yield Municipal Bond Fund paid DMC an annual fee which was calculated at the rate of 0.65% of the average daily net assets of the Fund.

                                                        for tax-exempt income 39
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (Continued)
DMC has elected to waive their fees and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, exceed the following percentages of average daily net assets through December 31, 1999:

                                                   OPERATING EXPENSE LIMITATION
                                                    AS A PERCENTAGE OF AVERAGE
                                                   DAILY NET ASSETS (PER ANNUM)
                                                   ---------------------------
   Tax-Free Minnesota Fund .............................   0.75%*
   Minnesota Insured Fund  .............................   0.75%**
   Tax-Free Minnesota Intermediate Fund ................   0.75%
   Minnesota High-Yield Municipal Bond Fund ............   0.50%***

  *Prior to January 1, 1999, the expense limitation was 0.69% for Tax-Free
   Minnesota Fund.
 **Prior to January 1, 1999, the expense limitation was 0.71% for the
   Minnesota Insured Fund.
***Prior to July 1, 1999, the expense limitation was 0.25% for the Minnesota
   High-Yield Municipal Bond Fund.

The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

At August 31, 1999, the Funds had payables to affiliates as follows:

                                                                             DIVIDEND DISBURSING,
                                                                             TRANSFER AGENT FEES,
                                                                             ACCOUNTING FEES AND
                                                   INVESTMENT MANAGEMENT    OTHER EXPENSES PAYABLE       OTHER EXPENSES PAYABLE
                                                     FEE PAYABLE TO DMC           TO DSC                  TO DMC AND AFFILIATES
                                                   ----------------------   ----------------------       ----------------------
Tax-Free Minnesota Fund .....................              $54,486                 $44,186                       $36,759
Minnesota Insured Fund  .....................               48,173                  29,838                        25,865
Tax-Free Minnesota Intermediate Fund ........               10,315                   7,141                         5,221
Minnesota High-Yield Municipal Bond Fund ....                   --                   7,567                         5,658

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class for the Tax-Free Minnesota Fund, the Minnesota Insured Fund and the Minnesota High-Yield Municipal Bond Fund and 0.15% of the average daily net assets of the Tax-Free Minnesota Intermediate Fund A Class and 1.00% of the average daily net assets of the B and C Class for each Fund.

For the year ended August 31, 1999, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

Tax-Free Minnesota Fund ......................   $77,659         Tax-Free Minnesota Intermediate Fund................... $ 9,945
Minnesota Insured Fund .......................    47,700         Minnesota High-Yield Municipal Bond Fund ..............  38,482

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

3. Investments
During the year ended August 31, 1999, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                                       PURCHASES           SALES
                                                      -----------      -------------
Tax-Free Minnesota Fund ........................      $74,828,738       $80,778,163
Minnesota Insured Fund .........................       10,429,807        13,170,817
Tax-Free Minnesota Intermediate Fund ...........       17,093,976         8,117,760
Minnesota High-Yield Municipal Bond Fund .......       36,135,693        20,949,546

At August 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                                                                                   NET UNREALIZED
                                                       COST OF    AGGREGATE UNREALIZED    AGGREGATE UNREALIZED      APPRECIATION
                                                     INVESTMENTS      APPRECIATION            DEPRECIATION         (DEPRECIATION)
                                                    ------------  --------------------    --------------------     --------------
Tax-Free Minnesota Fund .......................     $400,487,340      $16,609,601             ($4,217,695)          $12,391,906
Minnesota Insured Fund ........................      270,924,726       12,158,758              (1,539,776)           10,618,982
Tax-Free Minnesota Intermediate Fund ..........       62,675,477        1,132,510              (1,566,099)             (433,589)
Minnesota High-Yield Municipal Bond Fund ......       66,263,218          592,536              (2,086,501)           (1,493,965)

40 for tax-exempt income

--------------------------------------------------------------------------------
3. Investments (continued)
For federal income tax purposes, the Funds had accumulated capital losses at August 31, 1999 as follows:

                                                                          YEAR OF EXPIRATION
                                                    2003           2004        2005         2006        2007         TOTAL
                                                 ---------------------------------------------------------------------------
Minnesota Insured Fund ......................    $5,327,280    $572,208         --           --          --       $5,899,488
Tax-Free Minnesota Intermediate Fund.........        --          43,983         --           --          --           43,983
Minnesota High-Yield Municipal Bond Fund ....        --           6,809       $4,334        $648         $369         12,160

4. Capital Stock
Transactions in Capital Stock shares were as follows:

                                                VOYAGEUR TAX-FREE FUNDS, INC.               VOYAGEUR INSURED FUNDS, INC.
                                                   TAX-FREE MINNESOTA FUND                     MINNESOTA INSURED FUND
                                    ---------------------------------------------  ----------------------------------------------
                                       YEAR ENDED      EIGHT MONTHS   YEAR ENDED     YEAR ENDED      EIGHT MONTHS    YEAR ENDED
                                         8/31/99       ENDED 8/31/98   12/31/97        8/31/99       ENDED 8/31/98    12/31/97
Shares sold:
   A Class .........................    2,462,224       1,291,014      2,445,000       1,515,691         787,164      1,511,145
   B Class .........................      361,886         165,933        230,517         311,761         157,408        262,553
   C Class .........................      268,078         171,958         99,577         159,649          27,674         68,641

Shares issued upon reinvestment of
   distributions from net investment
   income and net realized gain on
   investments:
   A Class .........................    1,106,511         742,960      1,191,155         816,740         557,163        983,624
   B Class .........................       27,985          15,705         21,253          27,641          16,002         23,426
   C Class .........................       16,547           7,877          8,668          11,362           5,937         10,782
                                       ----------      ----------     ----------      ----------      ----------     ----------
                                        4,243,231       2,395,447      3,996,170       2,842,844       1,551,348      2,860,171
                                       ----------      ----------     ----------      ----------      ----------     ----------

Shares repurchased:
   A Class .........................   (3,304,277)     (2,413,567)    (5,840,279)     (2,426,865)     (2,096,352)    (4,894,549)
   B Class .........................      (88,793)        (31,308)      (118,151)       (153,897)        (50,332)      (113,408)
   C Class .........................     (105,337)        (41,574)      (118,065)        (57,033)        (26,316)       (91,495)
                                       ----------      ----------     ----------      ----------      ----------     ----------
                                       (3,498,407)     (2,486,449)    (6,076,495)     (2,637,795)     (2,173,000)    (5,099,452)
                                       ----------      ----------     ----------      ----------      ----------     ----------

Net increase (decrease) ............      744,824         (91,002)    (2,080,325)        205,049        (621,652)    (2,239,281)
                                       ==========      ==========     ==========      ==========      ==========     ==========

                                       VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, INC             VOYAGEUR MUTUAL FUNDS, INC.
                                          TAX-FREE MINNESOTA INTERMEDIATE FUND        MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
                                      --------------------------------------------  --------------------------------------------
                                        YEAR ENDED     EIGHT MONTHS    YEAR ENDED      YEAR ENDED    EIGHT MONTHS    YEAR ENDED
                                          8/31/99      ENDED 8/31/98    12/31/97         8/31/99     ENDED 8/31/98    12/31/97
Shares sold:
   A Class .........................    1,024,816         347,131        642,232       1,292,595       1,474,592      1,228,700
   B Class .........................      151,759          63,007         60,795         402,309         502,630        531,417
   C Class .........................      111,369          57,860         73,831         293,311         216,871        240,090

Shares issued upon reinvestment of
   distributions from net investment
   income and net realized gain on
   investments:
   A Class .........................      192,307         123,589        198,390         107,761          54,225         48,680
   B Class .........................        5,176           2,221          2,115          38,021          18,875         15,493
   C Class .........................        6,397           3,443          4,721          19,496           9,250          8,637
                                       ----------      ----------     ----------      ----------      ----------     ----------
                                        1,491,824         597,251        982,084       2,153,493       2,276,443      2,073,017
                                       ----------      ----------     ----------      ----------      ----------     ----------

Shares repurchased:
   A Class .........................     (780,045)       (760,113)    (1,698,909)       (386,064)       (233,795)       (87,722)
   B Class .........................       (9,190)        (23,623)       (18,600)       (126,553)        (56,459)       (46,061)
   C Class .........................      (45,076)        (53,354)       (46,700)        (54,733)        (46,620)       (38,834)
                                       ----------      ----------     ----------      ----------      ----------     ----------
                                         (834,311)      (837,090)     (1,764,209)       (567,350)       (336,874)      (172,617)
                                       ----------      ----------     ----------      ----------      ----------     ----------

Net increase (decrease) ............      657,513        (239,839)      (782,125)      1,586,143       1,939,569      1,900,400
                                       ==========      ==========     ==========      ==========      ==========     ==========

                                                        for tax-exempt income 41

--------------------------------------------------------------------------------
5. Lines of Credit
Committed lines of credit were $21,600,000 for Tax-Free Minnesota Fund, $14,900,000 for Minnesota Insured Fund, $3,100,000 for Tax-Free Minnesota Intermediate Fund and $1,600,000 for Minnesota High-Yield Municipal Bond Fund. No amounts were outstanding at August 31, 1999, or at any time during the fiscal year.

6. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

7. Tax Information (Unaudited)
The information set forth is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 1999, each Fund designates as long term capital gains, ordinary income and tax-exempt income distributions paid during the year as follows:

                                                     LONG-TERM              ORDINARY           TAX-EXEMPT
                                                    CAPITAL GAIN             INCOME              INCOME                 TOTAL
FUND                                                DISTRIBUTIONS        DISTRIBUTIONS        DISTRIBUTIONS         DISTRIBUTIONS
------------------------                           --------------        -------------        -------------         -------------
Tax-Free Minnesota Fund .........................         6%                  --                   94%                   100%
Minnesota Insured Fund  .........................        --                   --                  100%                   100%
Tax-Free Minnesota Intermediate Fund ............        --                   --                  100%                   100%
Minnesota High-Yield Municipal Bond Fund ........        --                   --                  100%                   100%

42 for tax-exempt income

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Voyageur Tax-Free Funds, Inc. - Delaware Tax-Free Minnesota Fund
Voyageur Insured Funds, Inc. - Delaware Minnesota Insured Fund
Voyageur Intermediate Tax-Free Funds, Inc. - Delaware Tax-Free Minnesota
 Intermediate Fund
Voyageur Mutual Funds, Inc. - Delaware Minnesota High-Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (the "Funds") as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the periods indicated therein, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
October 1, 1999
                                                        for tax-exempt income 43

PROXY RESULTS (UNAUDITED)
--------------------------------------------------------------------------------
Voyageur Insured Funds, Inc., Voyageur Intermediate Tax-Free Funds, Inc., Voyageur Mutual Funds, Inc., and Voyageur Tax-Free Funds, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999, or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect the Voyaguer Insured Funds, Inc. Board of Directors

                                                         SHARES   SHARES VOTED
                                                         VOTED      WITHHELD
                                                          FOR      AUTHORITY
                                                     ---------------------------
   Jeffrey J. Nick* ................................   29,291,395   2,217,863
   Walter P. Babich ................................   29,291,706   2,217,552
   Anthony D. Knerr ................................   29,305,876   2,203,382
   Ann R. Leven ....................................   29,306,599   2,202,659
   Thomas F. Madison ...............................   29,315,936   2,193,322
   Charles E. Peck .................................   29,315,936   2,193,322
   Wayne A. Stork ..................................   29,316,807   2,192,451
   Jan R. Yeomans ..................................   29,316,807   2,192,451

   To elect the Voyaguer Intermediate Tax-Free Funds, Inc. Board of Directors

                                                         SHARES   SHARES VOTED
                                                         VOTED      WITHHELD
                                                          FOR      AUTHORITY
                                                     ---------------------------
   Jeffrey J. Nick* ................................    3,590,723     226,123
   Walter P. Babich ................................    3,591,726     225,120
   Anthony D. Knerr ................................    3,598,903     217,943
   Ann R. Leven ....................................    3,600,129     216,717
   Thomas F. Madison ...............................    3,600,129     216,717
   Charles E. Peck .................................    3,600,129     216,717
   Wayne A. Stork ..................................    3,600,129     216,717
   Jan R. Yeomans ..................................    3,600,129     216,717

   To elect the Voyaguer Mutual Funds, Inc. Board of Directors

                                                         SHARES   SHARES VOTED
                                                         VOTED      WITHHELD
                                                          FOR      AUTHORITY
                                                     ---------------------------
   Jeffrey J. Nick* ................................   23,375,980     933,942
   Walter P. Babich ................................   23,375,739     934,183
   Anthony D. Knerr ................................   23,481,657     828,265
   Ann R. Leven ....................................   23,479,947     829,975
   Thomas F. Madison ...............................   23,485,349     824,573
   Charles E. Peck .................................   23,485,349     824,573
   Wayne A. Stork ..................................   23,485,349     824,573
   Jan R. Yeomans ..................................   23,485,349     824,573

   To elect the Voyaguer Tax Free Funds, Inc. Board of Directors

                                                         SHARES   SHARES VOTED
                                                         VOTED      WITHHELD
                                                          FOR      AUTHORITY
                                                     ---------------------------
   Jeffrey J. Nick* ................................   24,689,040   1,566,542
   Walter P. Babich ................................   24,673,024   1,582,558
   Anthony D. Knerr ................................   24,682,070   1,573,512
   Ann R. Leven ....................................   24,708,871   1,546,711
   Thomas F. Madison ...............................   24,678,176   1,577,406
   Charles E. Peck .................................   24,709,389   1,546,193
   Wayne A. Stork ..................................   24,709,389   1,546,193
   Jan R. Yeomans ..................................   24,709,389   1,546,193

----------------------
* Mr. Nick resigned from the Board of Directors (or Trustees for the Company) on June 4, 1999.

2. To approve the reclassification of the Voyageur Tax-Free Funds, Inc. investment objective from fundamental to non-fundamental.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
   Delaware Tax-Free Minnesota Fund .......  18,481,304   1,830,025    2,075,539
   Delaware Minnesota Insured Fund ........  13,707,163   1,479,912    2,067,409
   Delaware Tax-Free Minnesota
    Intermediate Fund ......................  3,004,663     141,822      304,651
   Delaware Minnesota High-Yield
    Municipal Bond Fund ....................  2,606,287     157,781      180,425

3. To approve a change in the Fund's fundamental policy concerning diversification of investments.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
   Delaware Tax-Free Minnesota Fund .......  18,739,656   1,731,757    1,915,455
   Delaware Minnesota Insured Fund ........  13,970,298   1,315,044    1,969,143
   Delaware Tax-Free Minnesota
    intermediate Fund ......................  3,027,870     149,662      273,604

4. To approve standardized fundamental investment restrictions for the Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

4A.To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
   Delaware Tax-Free Minnesota Fund .......  18,970,371   1,378,326    2,038,168
   Delaware Minnesota Insured Fund ........  14,270,509     914,040    2,069,936
   Delaware Tax-Free Minnesota
    Intermediate Fund ......................  3,060,928     120,223      269,984
   Delaware Minnesota High-Yield
    Municipal Bond Fund ....................  2,680,949      63,604      199,941

4B.To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
   Delaware Tax-Free Minnesota Fund .......  18,882,264   1,567,960    1,936,642
   Delaware Minnesota Insured Fund ........  13,837,542   1,158,459    2,258,484
   Delaware Tax-Free Minnesota
    Intermediate Fund ......................  3,015,207     142,562      293,366
   Delaware Minnesota High-Yield
    Municipal Bond Fund ....................  2,607,817     106,962      229,714

4C.To adopt a new fundamental investment restriction concerning underwriting.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
   Delaware Tax-Free Minnesota Fund .......  18,864,132   1,373,548    2,149,186
   Delaware Minnesota Insured Fund ........  14,144,994   1,052,056    2,057,435
   Delaware Tax-Free Minnesota
    Intermediate Fund ......................  3,039,705     113,784      297,647
   Delaware Minnesota High-Yield
    Municipal Bond Fund ....................  2,610,234      53,349      280,911

44 for tax-exempt income

--------------------------------------------------------------------------------
4D.To adopt a new fundamental investment restriction concerning investments in real estate.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
   Delaware Tax-Free Minnesota Fund .......  18,795,495   1,506,655    2,084,717
   Delaware Minnesota Insured Fund ........  13,996,688   1,295,087    1,962,709
   Delaware Tax-Free Minnesota
    Intermediate Fund ......................  3,042,385     131,297      277,354
   Delaware Minnesota High-Yield
    Municipal Bond Fund ....................  2,603,985      86,892      253,617

4E.To adopt a new fundamental investment restriction concerning investments in commodities.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
   Delaware Tax-Free Minnesota Fund .......  18,757,833   1,666,530    1,962,503
   Delaware Minnesota Insured Fund ........  13,890,557   1,122,994    2,240,934
   Delaware Tax-Free Minnesota
    Intermediate Fund ......................  2,976,617     152,662      324,858
   Delaware Minnesota High-Yield
    Municipal Bond Fund ....................  2,607,247      86,205      251,041

4F.To adopt a new fundamental investment restriction concerning lending by the Fund.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
   Delaware Tax-Free Minnesota Fund .......  18,528,255   1,583,273    2,275,338
   Delaware Minnesota Insured Fund ........  13,859,713   1,034,093    2,360,678
   Delaware Tax-Free Minnesota
    Intermediate Fund ......................  2,997,986     157,353      295,797
   Delaware Minnesota High-Yield
    Municipal Bond Fund ....................  2,668,410      64,248      211,836

4G.To reclassify all current fundamental investment restrictions as non-fundamental.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
   Delaware Tax-Free Minnesota Fund .......  18,186,503   1,798,679    2,401,685
   Delaware Minnesota Insured Fund ........  13,647,616   1,321,788    2,285,081
   Delaware Tax-Free Minnesota
    Intermediate Fund ......................  2,985,804     176,908      288,423
   Delaware Minnesota High-Yield
    Municipal Bond Fund ....................  2,582,738     161,514      200,241

5. To approve a new investment management agreement with Delaware Management Company for the Fund.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
   Delaware Tax-Free Minnesota Fund .......  18,304,903   1,834,160    2,247,805
   Delaware Minnesota Insured Fund ........  15,731,091   1,226,814    2,154,440
   Delaware Tax-Free Minnesota I
    intermediate Fund .....................   2,965,512     194,588      291,035
   Delaware Minnesota High-Yield
    Municipal Bond Fund ...................   3,091,117     149,252      164,298

6. To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Insured Funds, Inc.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
                                             28,810,216    369,512     2,329,526

   To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Intermediate Tax-Free Funds, Inc.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
                                              3,521,204     63,601      232,039

   To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Mutual Funds, Inc.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
                                             23,192,942    243,342      873,624

   To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Tax Free Funds, Inc.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
                                             24,357,056    333,988   1,564,528

7. To approve the restructuring of the Voyaguer Insured Funds, Inc. from a Minnesota Corporation into a Delaware Business Trust and the dissolution of the Minnesota Corporation.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
                                             22,707,761   2,602,149    2,903,902

   To approve the restructuring of the Voyaguer Intermediate Tax-Free Funds, Inc. from a Minnesota Corporation into a Delaware Business Trust and the dissolution of the Minnesota Corporation.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
                                              2,925,263    250,760      275,112

   To approve the restructuring of the Voyaguer Mutual Funds, Inc. from a Minnesota Corporation into a Delaware Business Trust and the dissolution of the Minnesota Corporation.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
                                             18,642,505    933,974     1,312,086

   To approve the restructuring of the Voyaguer Tax Free Funds, Inc. from a Minnesota Corporation into a Delaware Business Trust and the dissolution of the Minnesota Corporation.

                                                 FOR       AGAINST      ABSTAIN
                                            ------------------------------------
                                             18,966,804   3,045,110    2,212,199

THIS ANNUAL REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE MINNESOTA MUNICIPAL Bond Funds, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Minnesota Municipal Bond Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

Affiliated Officers

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

(photo of globe)

directors
& officers

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania


SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of globe)

When used with prospective investors, this report must be preceded or accompanied by a current Delaware Minnesota Municipal Bond Funds Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

DELAWARE(SM)
INVESTMENTS
--------------
Philadelphia o London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(2174)
AR-MNALL[8/99]PPL10/99